================================================================================


                          Agreement and Plan of Merger


                                  by and among

                             Thor Acquisition Corp.,
                             Thor Industries, Inc.,
                               Keystone RV Company
                                       and
                  certain parties listed on the signature pages
                                 attached hereto



                                November 9, 2001


================================================================================

                                Table of Contents

                                                                            Page
                                                                            ----

Article I The Merger...........................................................2

         SECTION 1.01          The Merger......................................2
         SECTION 1.02          Effective Time..................................2
         SECTION 1.03          Effects of the Merger...........................3
         SECTION 1.04          Certificate of Incorporation and By-laws........3
         SECTION 1.05          Directors.......................................3
         SECTION 1.06          Officers........................................3
         SECTION 1.07          Tax Consequences................................3

Article II Merger Consideration; Conversion of Securities;
        Adjustment; Escrow.....................................................4

         SECTION 2.01          Merger Consideration............................4
         SECTION 2.02          Cancellation and Conversion of the Capital
                               Stock and Stock Options of the Company and
                               Acquisition Subsidiary..........................6
         SECTION 2.03          Exchange Procedure; Payment.....................7
         SECTION 2.04          Adjustment of Merger Consideration..............8
         SECTION 2.05          Escrow.........................................10

Article III Representations And Warranties Of The Company
        And The Principal Shareholder.........................................13

         SECTION 3.01          Organization; Good Standing....................13
         SECTION 3.02          Capitalization; Title to Shares................13
         SECTION 3.03          Subsidiaries...................................14
         SECTION 3.04          Authority Relative to this Agreement...........14
         SECTION 3.05          Consents and Approvals; No Violations..........14
         SECTION 3.06          Financial Statements...........................15
         SECTION 3.07          Absence of Undisclosed Liabilities.............16
         SECTION 3.08          Absence of Certain Changes or Events...........16
         SECTION 3.09          Company's Agreements...........................17
         SECTION 3.10          Real Property..................................18
         SECTION 3.11          Machinery and Equipment........................19
         SECTION 3.12          Inventories....................................20
         SECTION 3.13          Accounts Receivable............................20
         SECTION 3.14          Intellectual Property Rights...................20
         SECTION 3.15          Licenses.......................................21
         SECTION 3.16          Title to Assets................................21
         SECTION 3.17          Corporate Minute Books; Bank Accounts..........21
         SECTION 3.19          Employees; Benefit Plans.......................23
         SECTION 3.20          Insurance......................................26
         SECTION 3.21          Litigation.....................................26
         SECTION 3.22          Compliance with Laws...........................27
         SECTION 3.23          NHTSA; Other Safety Standards..................27

         SECTION 3.24          Product Liability; Product Recalls.............27
         SECTION 3.25          Warranties.....................................28
         SECTION 3.26          Dealer Network; Rebates and Refunds............28
         SECTION 3.27          Environmental Matters..........................28
         SECTION 3.28          Disclosure.....................................30
         SECTION 3.29          Tax Matters....................................31
         SECTION 3.30          Exclusive Representations and Warranties.......31

Article IV Representations and Warranties of Parent and
        Acquisition Subsidiary................................................33

         SECTION 4.01          Organization; Good Standing....................33
         SECTION 4.02          Authority Relative to this Agreement...........33
         SECTION 4.03          Consents and Approvals; No Violations..........33
         SECTION 4.04          Validity of Shares Issued......................34
         SECTION 4.05          Capitalization of Acquisition Subsidiary.......34
         SECTION 4.06          Litigation.....................................34
         SECTION 4.07          SEC Reports; Financial Statements..............35
         SECTION 4.08          Tax Matters....................................35
         SECTION 4.09          Exclusive Representations and Warranties.......35

Article V Conduct and Transactions Prior to Closing...........................36

         SECTION 5.01          Conduct of Business............................36
         SECTION 5.02          Certain Changes or Events......................36
         SECTION 5.03          Access to Information..........................37
         SECTION 5.04          Non-Solicitation...............................37
         SECTION 5.05          Additional Agreements..........................37
         SECTION 5.06          Communications with Agencies...................38
         SECTION 5.07          HSR Act Compliance.............................38
         SECTION 5.08          Public Disclosure..............................38
         SECTION 5.09          Books and Records..............................38
         SECTION 5.10          Supplements to and Amendments of the
                               Disclosure Schedule............................38
         SECTION 5.11          Tax Matters....................................39

Article VI Conditions to Closing..............................................39

         SECTION 6.01          Conditions to Obligations of Parent and
                               Acquisition Subsidiary.........................39
         SECTION 6.02          Conditions to Obligations of the Company
                               and the Holders................................42

Article VII Closing...........................................................43

         SECTION 7.01          Closing Date...................................43
         SECTION 7.02          Deliveries by the Company and the Holders......43
         SECTION 7.03          Deliveries by Parent and
                               Acquisition Subsidiary.........................44
         SECTION 7.04          Further Assurances.............................44

Article VIII Private Placement; Restrictions On Transfer;
             Registration Statement...........................................45

         SECTION 8.01          Securities Act Compliance......................45
         SECTION 8.02          Restrictions on Transfer.......................46
         SECTION 8.03          Legends........................................47
         SECTION 8.04          Registration of Parent Common Stock............47

Article IX Survival; Indemnification..........................................48

         SECTION 9.01          Survival Past Closing..........................48
         SECTION 9.02          Indemnification by the Holders.................48
         SECTION 9.03          Indemnification by Parent and
                               Acquisition Subsidiary.........................49
         SECTION 9.04          Limitation on Indemnification..................49
         SECTION 9.05          Exclusive Remedy...............................50
         SECTION 9.06          Indemnification Procedures.....................50

Article X Termination of Agreement............................................52

         SECTION 10.01         Events of Termination..........................52
         SECTION 10.02         Effect of Termination..........................52

Article XI Finder's Fees......................................................53


Article XII Notices...........................................................53


Article XIII Miscellaneous....................................................56

         SECTION 13.01         Expenses.......................................56
         SECTION 13.02         Entire Agreement...............................56
         SECTION 13.03         Amendments and Waivers.........................56
         SECTION 13.04         Successors and Assigns.........................57
         SECTION 13.05         Governing Law..................................57
         SECTION 13.06         Severability...................................57
         SECTION 13.07         No Third-Party Beneficiaries...................57
         SECTION 13.08         Attorneys' Fees................................57
         SECTION 13.09         Remedies.......................................57
         SECTION 13.10         Consent to Jurisdiction and Service of
                               Process........................................58
         SECTION 13.11         Counterparts...................................58
         SECTION 13.12         Certain References; Captions...................58
         SECTION 13.13         Interpretation.................................58
         SECTION 13.14         Guaranty by Parent.............................59
         SECTION 13.15         Holder Representatives.........................59
         SECTION 13.16         Knowledge......................................60
         SECTION 13.17         Material Adverse Effect........................60
         SECTION 13.18         Company Director and Officer
                               Indemnification................................60
         SECTION 13.19         Defined Terms..................................60

EXHIBITS

         EXHIBIT 1.02               Forms of Certificate of Merger
         EXHIBIT 2.01               Form of Certificate of Designation

         EXHIBIT 2.05(a)            Form of Escrow Agreement
         EXHIBIT 2.05(b)(i)         Form of Letter Agreement
         EXHIBIT 2.05(b)(ii)        Form of Additional Escrow Agreement
         EXHIBIT 6.01(e)            Form of Opinion of Counsel for the Company
                                    and the Holders
         EXHIBIT 6.02(e)            Form of Opinion of Counsel for Parent and
                                    Acquisition Subsidiary
         EXHIBIT 7.02(d)            Form of Non-Competition Agreement
         EXHIBIT 7.02(f)            Form of Holder Release
         EXHIBIT 8.02               Form of Stock Restriction Agreement
         EXHIBIT 8.04               Form of Registration Rights Agreement

ANNEXES

         ANNEX 2.04(c)              Thor Warranty Reserve Formula
         ANNEX 6.01(a)              Additional Closing Covenants and Conditions
         ANNEX 6.01(c)              Consents Required to be Obtained
         ANNEX 6.01(i)              Liens Not Required to be Released or
                                    Terminated by the Company
         ANNEX 9.02(iii)            Additional Matters

                          Agreement and Plan of Merger
                          ----------------------------


                Agreement and plan of merger dated as of November 9, 2001 (this "Agreement") by and among Thor Acquisition Corp., a Delaware corporation
 ---------
("Acquisition  Subsidiary"),  Thor  Industries,  Inc.,  a  Delaware  corporation
  -----------------------
("Parent"),  Keystone RV Company,  an Indiana  corporation (the "Company"),  the
  ------                                                         -------
shareholders of the Company whose names are listed at the foot of this Agreement (the "Shareholders"), the holders of the Company Stock Options (as defined
       ------------
below) whose names are listed at the foot of this Agreement (the "Optionholders"
                                                                  -------------
and, together with the Shareholders, collectively referred to herein as the "Holders"), and H. Coleman Davis, III and Joseph F. Trustey, as representatives
 -------
of the Holders (each, a "Holder  Representative"  and collectively,  the "Holder
                         ----------------------                           ------
Representatives").
---------------

                              W I T N E S S E T H:
                               - - - - - - - - - -


                WHEREAS, the Company is engaged in the business (the "Business")
                                                                      --------
of manufacturing and marketing recreational vehicles, consisting of travel trailers and fifth-wheel vehicles (the "Product");
                                        -------

                WHEREAS, the Company desires to merge with Acquisition Subsidiary and Acquisition Subsidiary desires to merge with the Company, upon the terms and subject to the conditions set forth herein, whereby (i) each issued and outstanding share of voting common stock, par value $.01 per share, of the Company (the "Company Common Stock") and each issued and outstanding
                       ----------------------
share of Series B convertible preferred stock, par value $.01 per share, of the Company (the "Company Convertible Preferred Stock") will be converted into cash
              ------------------------------------
and either (x) shares of common stock, par value $.10 per share, of Parent (the "Parent Common Stock") or (y) shares of Series A convertible preferred stock, par value $.10 per share, of Parent (the "Parent Preferred Stock"), (ii) each
                                          ------------------------
issued and outstanding share of Series A redeemable preferred stock, par value $.01 per share, of the Company (the "Company Redeemable Preferred Stock" and,
                                     -------------------------------------
together with the Company Convertible Preferred Stock, collectively referred to herein as the "Company Preferred Stock") will be converted into cash and (iii)
               -------------------------
each issued and outstanding option to purchase shares of Company Common Stock (a "Company Stock Option") will be canceled and the holders thereof will receive
 ----------------------
cash and either shares of Parent Common Stock or Parent Preferred Stock, in such amounts, in such proportion and in such manner as hereinafter described;

                WHEREAS,  subject to the matter described on Schedule 3.02(a) of
                                                             ----------------
the Disclosure Schedule, the Shareholders own, and will own immediately prior to the Closing (as defined in Section 7.01), of record and beneficially, all of the Company Common Stock and Company Preferred Stock, and the Optionholders own, and will own immediately prior to the Closing, of record and beneficially, all of the Company Stock Options, and have agreed to cause the Company to enter into this Agreement and consummate the transactions contemplated hereby, and, in their capacity as shareholders and optionholders, to enter into this Agreement and consummate the transactions contemplated hereby; and

                WHEREAS, in the case that the Merger is a Forward Merger (as defined in Section 1.01(a)), it is intended for U.S. federal income tax purposes that the Merger shall constitute a "reorganization" within the meaning of
Section  368(a) of the Internal  Revenue Code of 1986,  as amended (the "Code"),
                                                                         ----
and that this Agreement shall constitute a "plan of reorganization" for purposes of Section 368 of the Code.

                NOW THEREFORE, in consideration of the promises and the mutual agreements, covenants, representations and warranties herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   THE MERGER

SECTION 1.01    The  Merger.  Upon the terms and subject to the  conditions  set
                -----------
forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL") and the Indiana Business Corporation Law (the "IBCL"), at the
          ----                                                   ----
Effective Time (as defined in Section 1.02):

        (a) If, (i) on the last trading day preceding the Closing Date, the closing price of a share of Parent Common Stock on the New York Stock Exchange (the "Closing Stock Price") is $29.00 or greater per share, or (ii) the Closing
      -------------------
Stock Price is less than $29.00 per share, but Parent receives the tax opinion described in Section 6.01(j), and the Company shall so elect, the Company shall be merged with and into Acquisition Subsidiary (the "Forward Merger"). After
                                                       ---------------
giving effect to the Forward Merger, the separate corporate existence of the Company shall cease and Acquisition Subsidiary shall continue as the surviving corporation (the "Forward Merger Surviving Corporation"), and Acquisition
                    ---------------------------------------
Subsidiary shall succeed to and assume all the rights and obligations of the Company in accordance with the DGCL; or

        (b) If the condition to a Forward Merger pursuant to Section 1.01(a) above is not satisfied, Acquisition Subsidiary shall be merged with and into the Company (the "Reverse Merger"). After giving effect to the Reverse Merger, the
              ---------------
separate corporate existence of Acquisition Subsidiary shall cease and the Company shall continue as the surviving corporation (the "Reverse Merger
                                                                 ---------------
Surviving  Corporation"),  and the Company  shall  succeed to and assume all the
----------------------
rights and obligations of Acquisition Subsidiary in accordance with the IBCL.

        For purposes of this  Agreement (i) the term "Merger"  shall mean either
                                                      ------
the Forward Merger or the Reverse Merger, whichever is applicable, and (ii) the term "Surviving Corporation" shall mean either the Forward Merger Surviving
       ----------------------
Corporation  or  the  Reverse  Merger   Surviving   Corporation,   whichever  is
applicable.

SECTION 1.02    Effective Time. The parties shall prepare, execute and deliver a
                --------------
certificate of merger and/or other appropriate documents in substantially the form(s) annexed hereto as Exhibit 1.02 (in any such case, the "Certificate of
                           ------------                          ---------------
Merger") in accordance with the relevant provisions of the DGCL and the IBCL and
------
file same with the Secretary of State of the State of Delaware and the Secretary of State of the State of Indiana, respectively. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (in the case of the Forward Merger) or the Secretary of State of the State of Indiana (in the case of the Reverse Merger) or at such subsequent time or date as Parent and the Company shall agree and specify in the Certificate of Merger. The time at which the Merger becomes effective is referred to in this Agreement as the "Effective Time". In addition,
                                                   --------------
in the case that the Merger is a Reverse Merger, Parent shall cause the Certificate of Designation (as defined in Section 2.01(a)(ii)(B)) to be filed with the Secretary of State of the State of Delaware at the Effective Time.

SECTION 1.03    Effects of the  Merger.  At and after the  Effective  Time,  the
                ----------------------
Surviving Corporation shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal, and mixed, of the Company and Acquisition Subsidiary; all debts due to the Company and Acquisition Subsidiary shall be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of the Company and Acquisition Subsidiary shall be as effectively the property of the Surviving Corporation as they were of the Company and Acquisition Subsidiary, respectively; the title to any real estate vested by deed or otherwise in the Company and Acquisition Subsidiary shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of the Company and Acquisition Subsidiary shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Time of the Merger; and all debts, liabilities, and duties of the Company and Acquisition Subsidiary shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

SECTION 1.04    Certificate of Incorporation and By-laws.
                ----------------------------------------

                (a) The Certificate of Incorporation of Acquisition Subsidiary, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                (b) The By-laws of Acquisition Subsidiary as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

SECTION 1.05    Directors.  The directors of Acquisition  Subsidiary immediately
                ---------
prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

SECTION 1.06    Officers. The officers of the Acquisition Subsidiary immediately
                --------
prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be; provided, that H.
                                                               --------
Coleman Davis, III shall be appointed as the President of the Surviving Corporation effective immediately after the Effective Time.

SECTION 1.07    Tax  Consequences.  In the case  that the  Merger  is a  Forward
                -----------------
Merger, it is intended by the parties hereto that, for U.S. federal income tax purposes, the Merger shall constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and that each of Parent, Acquisition Subsidiary and the Company shall be a party, within the meaning of Section 368(b) of the Code, to the "reorganization." In such case, the parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations. Accordingly, both prior to and after the Closing Date, the books and records of Parent and the Surviving Corporation shall be maintained, and all tax returns and schedules thereto shall be filed, in a manner consistent with the Merger being qualified as a tax-free merger under Section 368(a) of the Code (unless a court of competent jurisdiction renders a determination (as defined in Section 1313(a)(1) of the Code) that the Merger does not qualify as such). Each party hereto shall provide to each of the other parties hereto such information, reports, returns and schedules as may reasonably be required to assist in accounting or reporting the Merger as being so qualified.

                                   ARTICLE II
       MERGER CONSIDERATION; CONVERSION OF SECURITIES; ADJUSTMENT; ESCROW

SECTION 2.01    Merger Consideration.
                --------------------

        (a)     Merger  Consideration;  Cash/Stock  Ratio.  The total  amount of
                -----------------------------------------
consideration to be paid by Parent or Acquisition Subsidiary (i) for all of the shares of Company Common Stock and Company Preferred Stock, (ii) in respect of all Company Stock Options and (iii) on account of the Company Expense Payments pursuant to Section 13.01(b), shall be One Hundred Fifty Million Dollars ($150,000,000) (the "Merger Consideration"), which amount shall be subject to
                      ---------------------
adjustment in accordance with Section 2.04. The Merger Consideration shall be paid as follows:

                (i) fifty-five percent (55%) of the Merger Consideration (the "Cash Portion") shall be paid in cash, without interest;
                      -------------
                and

                (ii) forty-five percent (45%) of the Merger Consideration (the "Stock Portion") shall be paid as follows:
                      -------------


                        (A) In the case that the Merger is a Forward Merger, the Stock Portion shall be that number of shares of Parent Common Stock determined by dividing (x) the amount of the Stock Portion by (y) $30.00 (the "Common
                                                                          ------
                        Stock Stated Value"); or
                        ------------------

                        (B) In the case that the Merger is a Reverse Merger, the Stock Portion shall be that number of shares of Parent Preferred Stock, having the rights, powers and preferences set forth in the Certificate of Designation substantially in the form annexed hereto as Exhibit 2.01
                                                                    ------------
                        (the  "Certificate  of   Designation"),   determined  by
                               -----------------------------
                        dividing (x) the amount of the Stock Portion by (y) $100.00 (the "Preferred Stock Stated Value").
                                      ----------------------------

        The ratio of the Cash Portion to the Stock Portion (i.e., 55% to 45%) is referred to herein as the "Cash/Stock Ratio".
                           ----------------

        (b)     Payment of Merger  Consideration.  Subject to Section 2.05,  the
                --------------------------------
Merger Consideration shall be paid as follows:

                (i) in cash, in payment of the Company Expense Payments pursuant to Section 13.01(b);

                (ii) in cash, to (A) the holders of the Company Redeemable Preferred Stock, on a per share basis, the original purchase price of such Company Redeemable Preferred Stock of $100.00 per share, plus all accrued and unpaid dividends on such Company Redeemable Preferred Stock through and including the Closing Date (as defined in Section 7.01), and (B) the holders of the Company Convertible Preferred Stock, on a per share basis, all accrued and unpaid dividends on such Company Convertible Preferred Stock through and including the Closing Date;

                (iii) in cash and either Parent Common Stock or Parent Preferred Stock, as the case may be, (in accordance with the Adjusted Cash/Stock Ratio, as defined below), to the holders of the Company Stock Options, an amount in respect thereof equal to the product of (A) the excess of the Merger Consideration Per Common Share (as defined below) over the exercise price thereof, if any, and (B) the number of shares of Common Stock subject thereto (such payment to be net of taxes required by law to be withheld with respect thereto). For purposes hereof, the "Merger
                                                                          ------
                Consideration Per Common Share" shall mean the quotient obtained
                ------------------------------
                by dividing (A) the sum of (x) the Merger Consideration (as adjusted pursuant to Section 2.04(a)(i)), less the amounts paid pursuant to clauses (i) and (ii) above, and (y) the aggregate exercise price of all Company Stock Options vested and exercisable immediately prior to the Effective Time, by (B) the sum of (x) the number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, (y) the number of shares of Company Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time (calculated on an as-converted basis), and (z) the number of shares of Company Common Stock issuable upon exercise of the Company Stock Options prior to the Effective Time, assuming the full vesting and exercise of such Company Stock Options; and

                (iv) in cash and either Parent Common Stock or Parent Preferred Stock, as the case may be, (in accordance with the Adjusted Cash/Stock Ratio), to the holders of Company Common Stock and Company Convertible Preferred Stock (calculated on an as-converted basis, after giving effect to the payment of any dividends thereon pursuant to clause (ii)(B) above), on a per share basis, the excess of (A) the Merger Consideration (as adjusted pursuant to Section 2.04(a)(i)) over (B) the aggregate of the portion of the Merger Consideration payable pursuant to clauses (i), (ii) and (iii) of this Section 2.01(b).

        For the purposes of this  Agreement,  the  "Adjusted  Cash/Stock  Ratio"
                                                    ---------------------------
shall  mean the  ratio of (A) the Cash  Portion,  less (x) the  Company  Expense
Payments made pursuant to Section 2.01(b)(i) and Section 13.01(b) and (y) payments in respect of the Company Redeemable Preferred Stock and accrued and unpaid dividends on the Company Redeemable Preferred Stock and Company Convertible Preferred Stock made pursuant to Section 2.01(b)(ii), to (B) the Stock Portion.

        (c)     Calculation of Payments;  Method of Payment.  Not later than two
                -------------------------------------------
(2) business days prior to the Closing, the Holder Representatives shall give Parent and Acquisition Subsidiary a notice stating the amounts payable pursuant to each of clauses (i), (ii), (iii) and (iv) of Section 2.01(b), together with the names and tax identification numbers of the recipients of each of the Cash Portion and the Stock Portion. Subject to Section 2.05, all payments of the Stock Portion shall be made by delivery of fully paid and nonassessable shares of Parent Common Stock (in the case of a Forward Merger) or Parent Preferred Stock (in the case of a Reverse Merger). Subject to Section 2.05, all payments of the Cash Portion shall be paid on the Closing Date by wire transfer of immediately available funds to an account or accounts designated by the Holder Representatives not later than two (2) business days prior to the Closing.

SECTION 2.02    Cancellation  and  Conversion  of the  Capital  Stock  and Stock
                ----------------------------------------------------------------
Options of the Company and  Acquisition  Subsidiary.  At the Effective  Time, by
---------------------------------------------------
virtue of the Merger and without any action on the part of the holder of any shares of capital stock of the Company, Parent or Acquisition Subsidiary:

        (a)     Capital  Stock  of  Acquisition  Subsidiary.   Each  issued  and
                -------------------------------------------
outstanding share of common stock of Acquisition Subsidiary shall be converted into and shall become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

        (b)     Cancellation  of Treasury  Stock.  Each share of Company  Common
                --------------------------------
Stock that is owned by the Company as treasury stock immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

        (c)     Conversion of the Company Redeemable Preferred Stock. Each share
                ----------------------------------------------------
of Company Redeemable Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted, on a per share basis, into the right to receive, in cash, the amounts described in Section 2.01(b)(ii)(A).

        (d)     Cancellation of the Company Stock Options.  Immediately prior to
                -----------------------------------------
the Effective Time, each issued and outstanding Company Stock Option, whether or not then exercisable or vested, shall become fully exercisable and vested. At the Effective Time, each Company Stock Option which is then issued and outstanding shall be canceled and in consideration of such cancellation, Parent shall pay to the holders of the Company Stock Options the amounts described in

Section 2.01(b)(iii). No payment shall be made with respect to any Company Stock Option having an exercise price greater than the Merger Consideration Per Common Share.

        (e)     Conversion of the Company  Common Stock and Company  Convertible
                ----------------------------------------------------------------
Preferred  Stock.  All of the shares of the  Company  Common  Stock and  Company
----------------
Convertible Preferred Stock (calculated on an as-converted basis) issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.02(b)) shall be converted, on a per share basis, into the right to receive the amounts described in Section 2.01(b)(iv). In addition, the holders of Company Convertible Preferred Stock shall receive the amounts specified in Section 2.01(b)(ii)(B).

SECTION 2.03    Exchange Procedure; Payment.
                ---------------------------

        (a)     Exchange Procedure.  At the Effective Time all shares of Company
                ------------------
Common Stock and Company Preferred Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented any such shares (a "Certificate") shall cease to have any rights with respect thereto,
            -----------
except the right to receive its allocable share of the Merger Consideration in accordance with Sections 2.01 and 2.02. Upon surrender of a Certificate for cancellation, the Shareholder shall be entitled to receive in exchange therefor the amount of cash and/or either Parent Common Stock or Parent Preferred Stock, as the case may be, into which the shares formerly represented by such Certificate shall have been converted pursuant to Sections 2.02(c) and (e) and the Certificate so surrendered shall forthwith be canceled.

        (b)     Fractional  Shares.  In no event shall any  fractional  share of
                ------------------
Parent Common Stock or Parent Preferred Stock, as the case may be, be issued pursuant to this Article II. Instead, each Holder who otherwise would be entitled to receive a fractional share of Parent Common Stock or Parent Preferred Stock, as the case may be, shall receive an amount of cash equal to the product of the same fraction multiplied by the Common Stock Stated Value or the Preferred Stock Stated Value, as the case may be.

        (c)     Adjustments.  Any  shares  of Parent  Common  Stock to be issued
                -----------
hereunder shall be of Parent Common Stock as constituted on the date hereof, and such shares shall be appropriately adjusted for stock splits, stock dividends, combinations or reclassifications of shares, reorganization, recapitalization or other similar change in such common stock occurring between the date hereof and the Closing Date, if any.

        (d)     No Further  Ownership  Rights in Company Common Stock or Company
                ----------------------------------------------------------------
Preferred  Stock. All cash and Parent Common Stock or Parent Preferred Stock, as
----------------
the case may be, paid upon the surrender of a Certificate in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock or Company Preferred Stock formerly represented by such Certificate.

        (e)     Lost  Certificates.  If any  Certificate  shall  have been lost,
                ------------------
stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed, Parent shall pay in respect of such lost, stolen or destroyed Certificate the applicable Merger Consideration.

        (f)     Dividends  in  Connection  with Parent  Common  Stock and Parent
                ----------------------------------------------------------------
Preferred Stock. Dividends or other distributions made in connection with Parent
---------------
Common Stock or Parent Preferred Stock, as the case may be, shall be distributed only to those of the Holders who have surrendered their Certificates or whose Company Stock Options have been canceled and who have received Parent Common Stock or Parent Preferred Stock, as the case may be, therefor in accordance with this Article II.

        (g)     Withholding Rights.  Parent and Acquisition  Subsidiary shall be
                ------------------
entitled to deduct and withhold from the Cash Portion of the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock or Company Preferred Stock or of Company Stock Options such amounts as Parent or Acquisition Subsidiary are required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent or Acquisition Subsidiary such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock or Company Preferred Stock or any Company Stock Options in respect of which such deduction and withholding was made by Parent or Acquisition Subsidiary.

SECTION 2.04    Adjustment of Merger Consideration.
                ----------------------------------

        (a) The Merger Consideration will be adjusted upward or downward, on a dollar for dollar basis, to the extent that the Company's shareholder equity as of the Closing Date as finally determined in accordance with generally accepted accounting principles ("GAAP"), applied on a consistent basis, except
                                  ----
as otherwise set forth in Sections 2.04(c) and 13.01(c)  ("Shareholder  Equity")
                                                           -------------------
is greater than or less than Twenty Million Dollars ($20,000,000). The Shareholder Equity shall be determined as follows:

                (i) For purposes of determining the amount of the Merger Consideration to be paid on the Closing Date, the Shareholder Equity will be determined in the same manner as it is to be determined in preparing the Audited Closing Balance Sheet (as defined below), except that it shall be based upon the unaudited balance sheet of the Company as of September 30, 2001 (the "Estimated Closing Balance Sheet"). The Company shall deliver the Estimated Closing Balance Sheet to Parent and Acquisition Subsidiary not later than three (3) business days prior to the Closing.

                (ii) In order to conclusively determine the Shareholder Equity as of the Closing Date, Parent, with the cooperation of the Holders, will cause a balance sheet of the Company as of the
                Closing  Date (the  "Closing  Balance  Sheet") to be prepared as
                                     -----------------------
                promptly as  practicable  following  the Closing Date and Parent will  engage  Deloitte & Touche LLP ("D&T") to audit the Closing
                                                      ---
                Balance Sheet (as audited, the "Audited Closing Balance Sheet").
                                                -----------------------------

                The Audited Closing Balance Sheet shall be prepared based upon the Company's books and records in accordance with GAAP, applied on a consistent basis, except as otherwise set forth in Sections 2.04(c) and 13.01(c). The parties will use their reasonable best efforts to cause D&T to complete and deliver the Audited Closing Balance Sheet to Parent and the Holder Representatives within sixty (60) days after D&T's receipt of the Closing Balance Sheet. The parties shall cooperate with D&T in connection with such audit, and shall provide D&T with all books, records and other papers necessary for such purpose.

                (iii) The Audited Closing Balance Sheet shall be final and binding on the parties, unless within thirty (30) days after receipt thereof the Holder Representatives shall give Parent a notice of objection (an "Objection Notice"). The Objection
                                            -----------------
                Notice shall specify each item the Holders object to in the Audited Closing Balance Sheet, together with a calculation of each disputed amount, and shall include all supporting calculations and data used in that determination. Any item in the Audited Closing Balance Sheet that is not objected to in the Objection Notice shall be deemed agreed and shall be final and binding on the parties.

                (iv) In the event an Objection Notice is given, Parent and the Holder Representatives, together with D&T and the Company's auditors,  Ernst & Young LLP ("E&Y"), shall meet in an effort to
                                               ---
                resolve any  objection and arrive at a final  determination.  If
                Parent and the Holder Representatives are unable to arrive at a final determination within ten (10) days after an Objection Notice is given, the matter shall be submitted for final determination to a firm of independent certified public accountants upon which the Holder Representatives and Parent mutually agree (the "Independent Firm"). The Independent Firm
                                      -----------------
                shall make a final determination in writing as to all matters in dispute within thirty (30) days after its appointment; and such determination shall be final and binding on the parties; provided that notwithstanding the Independent Firm's
                --------
                determination of the Shareholder Equity, for purposes hereof the Shareholder Equity shall be neither less than the amount specified in the Audited Closing Balance Sheet nor greater than the amount specified in the Objection Notice.

                (v) Parent shall pay any fees owing to D&T in connection with this Section, and the Holders shall pay any fees owing to E&Y in connection with this Section. Any fees owing to the Independent Firm in connection with this Section shall be paid in direct proportion to the amounts of the disputed items that are lost by the Holders or Parent, as the case may be.

        (b)     Method of Adjustment.  In the event that the Shareholder  Equity
                --------------------
as finally determined pursuant to this Section is greater than the Shareholder Equity as determined pursuant to the Estimated Closing Balance Sheet, Parent will pay such difference to the Holders in additional cash and Parent Common Stock or Parent Preferred Stock, as the case may be, which shall be paid in accordance with the Cash/Stock Ratio, with the value of the Parent Common Stock to be based on the Common Stock Stated Value and the value of the Parent Preferred Stock to be based on the Preferred Stock Stated Value; provided,
                                                                       --------
however,  if payments  made under this Section  2.04(b) in  accordance  with the
-------
Cash/Stock Ratio would result in the total number of shares of Parent Common Stock or Parent Preferred Stock (calculated on an as-converted basis) being delivered pursuant to this Article II to exceed 2,250,000 shares, Parent, at its option, may elect to pay cash in lieu of Parent Common Stock or Parent Preferred Stock, as the case may be, for any shares in excess thereof (at a per share price equal to the Common Stock Stated Value or the Preferred Stock Stated Value, as the case may be); provided, further, that any such election by Parent
                            --------   -------
shall be limited to such extent as is necessary so that the Forward Merger (if applicable) shall have the tax consequences described in Section 1.07. Any such payment to the Holders shall be paid to the Holders, pro rata, based on the
                                                         --- ----
respective portion of the Merger Consideration that each Holder is entitled to receive pursuant to Sections 2.01(b)(iii) and (iv). In the event that the Shareholder Equity as finally determined pursuant to this Section is less than the Shareholder Equity as determined pursuant to the Estimated Closing Balance Sheet, such difference shall be withdrawn from the Escrowed Funds (as defined below) in accordance with the Cash/Stock Ratio, with the value of the Parent Common Stock to be based on the Common Stock Stated Value and the value of the Parent Preferred Stock to be based on the Preferred Stock Stated Value, and delivered to Parent in accordance with Section 2.05(a)(i).

        (c)     Shareholder  Equity.  For  purposes of  determining  Shareholder
                -------------------
Equity, (i) the Shareholder Equity shall be increased by the amount of any Tax Benefit (as defined below) the Company or the Surviving Corporation arising out of or attributable to the exercise (or cancellation pursuant to Section 2.02(d)) of the Company Stock Options (whether or not permitted by GAAP), (ii) the Company Redeemable Preferred Stock, and any accrued and unpaid dividends on the Company Redeemable Preferred Stock and on the Company Convertible Preferred Stock (whether or not declared), shall be included in the calculation of Shareholder Equity, (iii) the Estimated Closing Balance Sheet and the Audited Closing Balance Sheet shall not reflect any asset for any sums deposited in court in connection with the matter described on Schedule 3.02(a) of the Disclosure Schedule (as defined below) or any subscription receivable in connection with such matter, nor any liability or reserve in connection with such matter, (iv) the Audited Closing Balance Sheet shall have accrued or reserved thereon each of the items specified in this Agreement as being required to be accrued or reserved on the Audited Closing Balance Sheet, in the respective amounts specified herein and, further, all such accruals and reserves shall be determined as if the Audited Closing Balance Sheet were a year-end balance sheet of the Company, and (v) the warranty reserve used in the preparation of the Estimated Closing Balance Sheet and the Audited Closing Balance Sheet in each case shall be adjusted to reflect the reserve which would be required if it were calculated in accordance with the Thor Warranty Reserve Formula annexed hereto as Annex 2.04(c).
                          -------------

SECTION 2.05    Escrow.
                ------

        (a)     Notwithstanding  anything  to the  contrary  contained  in  this
Article II, on the Closing Date, there shall be deducted from the Merger Consideration payable pursuant to Sections 2.01(b)(iii) and (iv), on a pro rata basis, the sum of Twenty Million Dollars ($20,000,000) (the "Escrowed Funds"),
                                                               --------------
which sum will be deposited into an interest bearing escrow account, to be held by The Chase Manhattan Bank (the "Escrow Agent") pursuant to an escrow agreement
                                  ------------
to be entered into on the Closing Date among Parent, the Surviving Corporation, the Holders, the Holder Representatives and the Escrow Agent in substantially the form annexed hereto as Exhibit 2.05(a) (the "Escrow Agreement"). The
                              ----------------         -----------------
Escrowed Funds will be deposited in accordance with the Cash/Stock Ratio (i.e., 55% of the Escrowed Funds will be cash and 45% of the Escrowed Funds will be shares of Parent Common Stock or Parent Preferred Stock, as the case may be, together with duly endorsed blank stock powers) valued based on the Common Stock Stated Value or the Preferred Stock Stated Value, respectively, as indicated in
Section 2.01(a)(ii). In addition, any shares of Parent Common Stock or Parent Preferred Stock, as the case may be, issued from time to time after the Closing Date in respect of the shares of Parent Common Stock or Parent Preferred Stock included in the Escrowed Funds by virtue of any stock split, stock combination, stock dividend or reclassification of shares, reorganization, recapitalization or similar change shall be immediately deposited into the escrow account, together with duly endorsed blank stock powers, and shall, upon deposit, be deemed to be part of the Escrowed Funds for all purposes hereunder. The Escrowed Funds will secure (x) any adjustments to the Merger Consideration as provided for in Section 2.04, and (y) the Holders' indemnification obligations under Articles IX and XI of this Agreement. The Escrowed Funds will be withdrawn or released as follows:

                (i) upon the final determination of the Shareholder Equity in accordance with Section 2.04, (A) if Parent is entitled to receive any adjustment of the Merger Consideration, the amount of such adjustment shall be withdrawn from the Escrowed Funds in accordance with Section 2.04, and paid to Parent, within five
                (5) days after such final determination, and (B) there shall be withdrawn from the Escrowed Funds the amounts necessary to pay any fees payable by the Holders to E&Y and the Independent Firm, as applicable, pursuant to Section 2.04(a)(v), such amounts to be paid directly to E&Y and the Independent Firm, as applicable;

                (ii) following the final determination of the Shareholder Equity in accordance with Section 2.04 and the withdrawal, if any, of Escrowed Funds as provided in clause (i) above, a portion of the Escrowed Funds will be released to the Holders (in accordance with the Cash/Stock Ratio) such that the sum of $15,000,000 (with the value of the Parent Common Stock or the Parent Preferred Stock, as the case may be, to be based on the Common Stock Stated Value or the Preferred Stock Stated Value, respectively) will remain as Escrowed Funds; provided, however, that if less than $15,000,000 (valued in the manner provided above) shall remain after the withdrawal as provided in clause
                (i) above, each Holder, within five (5) days after such withdrawal, shall deposit such additional cash and, at each Holder's option, shares of Parent Common Stock or Parent
                Preferred Stock, as the case may be (valued in the manner provided above, but not to exceed forty-five percent (45%) of the amount required to be deposited) as needed to cause the Escrowed Funds to be $15,000,000 (such deposit to be made by the Holders, pro rata, based on the respective portion of the Merger Consideration that each Holder is entitled to receive under Sections 2.01(b)(iii) and (iv)); and

                (iii) the remaining Escrowed Funds (including any undistributed interest earned thereon), if any, will be released to the Holders on the first (1st) anniversary of the Closing Date; provided, however, that if prior to such first (1st)
                       --------   -------
                anniversary Parent or the Surviving Corporation shall give notice of a claim or claims for indemnification pursuant to Articles IX or XI of this Agreement, then: (A) if any such claim is resolved prior to such first (1st) anniversary, by judicial determination or otherwise, any sums due Parent or the Surviving Corporation shall be withdrawn from the Escrowed Funds and paid to Parent or the Surviving Corporation, within five (5) days after such resolution; or (B) if any such claim is not resolved prior to such first (1st) anniversary, the amount of such claim, plus the reasonably estimated amount of legal fees and disbursements to be incurred in connection therewith, shall be retained as Escrowed Funds until such claim is resolved. Any amounts to be withdrawn or to be retained pursuant to clause (A) or (B) above shall be withdrawn or retained, respectively, as follows: (x) if such claim is a Third Party Claim (as defined in Section 9.06(b)), first from Escrowed Funds consisting of cash, and thereafter from shares of Parent Common Stock or Parent Preferred Stock, as the case may be, and (y) if such claim is not a Third Party Claim, in accordance with the Cash/Stock Ratio or, at the option of the Holder Representatives, in cash. For purposes of determining the number of shares of Parent Common Stock (if applicable) to be withdrawn or to be retained as Escrowed Funds under this clause (iii), the Parent Common Stock shall be deemed to have a value equal to the Common Stock Stated Value. For purposes of determining the number of shares of Parent Preferred Stock (if applicable) to be withdrawn or to be retained as Escrowed Funds under this clause (iii), the Parent Preferred Stock shall be deemed to have a value equal to the Preferred Stock Stated Value.

        Any Escrowed Funds released to the Holders shall be paid to the Holders, pro rata, based on the respective portion of the Merger Consideration that each Holder is entitled to receive pursuant to Section 2.01(b)(iii) and (iv), it being agreed that no Escrowed Funds shall be released to any Holder in respect of the Company Redeemable Preferred Stock.

        (b) In addition, notwithstanding anything to the contrary contained in this Article II, on the Closing Date, there shall be deducted from the Merger Consideration payable pursuant to Sections 2.01(b)(iii) and (iv), on a pro rata
                                                                        --- ----
basis,  an  additional  sum, in cash,  in the amount (the  "Additional  Escrowed
                                                            ----------  --------
Funds") specified in the letter agreement to be entered into on the Closing Date
-----
among Parent, the Surviving Corporation, the Holders and the Holder Representatives in substantially the form annexed hereto as Exhibit 2.05(b)(i)
                                                             -------------------
(the "Letter  Agreement").  The Additional Escrowed Funds will be deposited into
      -----------------
an interest bearing escrow account to be held by the Escrow Agent pursuant to an escrow agreement to be entered into on the Closing Date among Parent, the Surviving Corporation, the Holders, the Holder Representatives and the Escrow Agent in substantially the form annexed hereto as Exhibit 2.05(b)(ii) (the
                                                      -------------------
"Additional  Escrow  Agreement",   and,  together  with  the  Escrow  Agreement,
 -----------------------------
collectively,  the "Escrow  Agreements"),  and will be  withdrawn or released in
                    ------------------
accordance with the terms of the Letter Agreement and the Additional Escrow Agreement.

                                  ARTICLE III
   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPAL SHAREHOLDER

         Except as set forth on the disclosure schedule, with specific reference to the Section or subsection of this Agreement to which the information stated in such disclosure relates (the "Disclosure Schedule"), the Company and H.
                                     --------------------
Coleman Davis, III (the "Principal  Shareholder") hereby represent,  warrant and
                         ---------  -----------
agree, as of the date of this Agreement and as of the Closing Date, as follows, each of which representations, warranties and agreements shall be deemed to be independently material and to have been relied upon by Parent and Acquisition
Subsidiary:

SECTION 3.01    Organization;  Good Standing.  The Company is a corporation duly
                ----------------------------
organized, validly existing and in good standing under the laws of the State of Indiana, has full power and authority, corporate and other, to own and operate its property (including the operation of leased property), and to carry on the Business as it is now being conducted, and is duly qualified or licensed as a foreign corporation to do business and is in good standing in each jurisdiction (all of which other jurisdictions, if any, are listed on Schedule 3.01 hereto)
                                                           -------------
in which the character of the property owned or the nature of the business transacted by it makes such qualification or licensing necessary, except that if the Company is not so qualified in any such jurisdiction it can become qualified without any Material Adverse Effect (as defined in Section 13.17) (including assessment of state taxes for prior years). True and complete copies of the Company's Articles of Incorporation and By-laws (including all amendments thereto), as in effect on the date hereof, have been delivered, or made available, to Parent and Acquisition Subsidiary.

SECTION 3.02    Capitalization; Title to Shares.
                -------------------------------

        (a) The Company's authorized capital stock consists solely of 10,000,000 shares of Company Common Stock, 1,000,000 shares of non-voting common stock, par value $.01 per share (the "Company Non-Voting Common Stock"), and
                                       ---------------------------------
2,000,000 shares of Company Preferred Stock. As of the date hereof, there are, and as of the Closing Date there will be, (i) 14,026.45 issued and outstanding shares of Company Common Stock, (ii) no issued and outstanding shares of Company Non-Voting Common Stock, (iii) 112,564 issued and outstanding shares of Company Preferred Stock (consisting of 99,000 shares of Company Redeemable Preferred Stock and 13,564 shares of Company Convertible Preferred Stock), (iv) no shares of Company Common Stock or Company Preferred Stock held by the Company as treasury shares, and (v) 9,394.43 shares of Company Common Stock reserved for issuance upon conversion of Company Convertible Preferred Stock and 948.25 shares of Company Common Stock reserved for issuance upon the exercise of outstanding Company Stock Options. All outstanding shares of Company Common Stock and Company Preferred Stock are and will on the Closing Date be validly issued, fully paid and nonassessable. Subject to the matter described on
Schedule  3.02(a),  the  Shareholders  own,  of  record,  all of the  issued and
----------------
outstanding shares of Company Common Stock and Company Preferred Stock. The Optionholders own, of record, all of the Company Stock Options.

        (b)     Schedule  3.02(b)  is a true  and  complete  list as of the date
                -----------------
hereof, of all issued and outstanding shares of the Company Common Stock and Company Preferred Stock, and the names and number of shares owned by each of the holders thereof. Each Shareholder owns, of record, the number of shares of Company Common Stock and Company Preferred Stock, respectively, set forth next to such Shareholder's name on Schedule 3.02(b).

        (c)     Schedule  3.02(c) is a true and  complete  list,  as of the date
                -----------------
hereof, of all outstanding Company Stock Options, the number of shares subject to each such Company Stock Option, the grant dates and exercise prices thereof and the names of the holders thereof. Each Optionholder owns, of record, the Company Stock Options set forth next to such Optionholder's name on Schedule 3.02(c).

        (d) Except as set forth above, there are no outstanding subscriptions, options, rights, warrants or other commitments entitling any person to purchase or otherwise subscribe for or acquire any shares of capital stock of the Company or any security convertible into or exchangeable for shares of capital stock of the Company, nor is there presently outstanding any security convertible into or exchangeable for shares of capital stock of the Company, nor has the Company entered into any agreement with respect to any of the foregoing. The Company has no obligation to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, the Company. There are no irrevocable proxies and no voting agreements to which the Company is a party with respect to any shares of the capital stock or other voting securities of the Company.

SECTION 3.03    Subsidiaries.  The  Company  does not have,  nor has the Company
                ------------
ever had, any subsidiaries, and the Company does not own, nor has the Company ever owned, directly or indirectly, any capital stock of, or other equity or voting interests in, any corporation, partnership, limited liability company, joint venture, association or other entity.

SECTION 3.04    Authority  Relative to this Agreement.  The Company has the full
                -------------------------------------
legal right, power and capacity and all authority and approval required by law to enter into this Agreement and the documents and instruments to be executed and delivered by it pursuant hereto, and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and the documents and instruments to be executed and delivered by it pursuant hereto have been duly authorized by all requisite corporate action (including all action required of the Company's Board of Directors (including any committees of the Board of Directors, to the extent applicable) and the Shareholders), and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or the documents and instruments to be executed and delivered by it pursuant hereto, or to consummate the transactions contemplated hereby or thereby. This Agreement and the documents and instruments to be executed and delivered pursuant hereto are and will be duly executed and delivered by the Company and are and will be the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms.

SECTION 3.05    Consents and Approvals; No Violations.
                -------------------------------------

        (a) Except for applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act of 1933, as
                               -------------
amended  (the  "Securities  Act"),  state Blue Sky laws,  the  Hart-Scott-Rodino
                ---------------

Antitrust  Improvements  Act of 1976, as amended (the "HSR Act"),  the filing of
                                                       -------
the Certificate of Merger as required by the DGCL and the IBCL, and, if applicable, the filing of the Certificate of Designation as required by the DGCL, no filing or registration with, and no permit, authorization, consent or approval of, any public body or authority, including courts of competent jurisdiction, domestic or foreign ("Governmental Entity"), is necessary for the
                                     -------------------
consummation by the Company of the transactions contemplated by this Agreement.

        (b) Neither the execution and delivery of this Agreement or the documents and instruments to be executed and delivered pursuant hereto by the Company nor the consummation by the Company of the transactions contemplated hereby or thereby, nor compliance by the Company with any of the provisions hereof or thereof, will (i) conflict with or result in any breach of any provision of the Articles of Incorporation or By-laws of the Company, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration of or loss of a material benefit under, or result in the creation of any Lien (as defined below) (except for Permitted Liens, as defined below) in or upon any of the properties or assets of the Company under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, approval or notice under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement, lease or other instrument or obligation to which the Company is a party or by which it or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not, in the aggregate, have a Material Adverse Effect and which would not prevent or materially delay the consummation of the transactions contemplated hereby. For purposes of this Agreement, the term "Liens" shall mean all liens,
                                                    -----
pledges, mortgages, security interests, claims, charges and other encumbrances of any kind or nature whatsoever, and the term "Permitted Liens" shall mean
                                                   ----------------
Liens for taxes, assessments or governmental charges, or landlords', mechanics', materialmen's, supplier's or similar Liens, in each case that are not delinquent, which are being contested in good faith, and which are not, individually or in the aggregate, material.

SECTION 3.06    Financial  Statements.  Schedule  3.06 hereto  contains  (a) the
                ---------------------   --------------
balance sheet of the Company as of December 31, 2000, 1999 and 1998, respectively, and the related statement of income, retained earnings and cash flow for the fiscal years then ended, together with the notes thereto, audited by E&Y, certified public accountants, with respect to the years ended 2000 and 1999, and McGladrey & Pullen LLP ("M&P"), certified public accountants, with
                                   ---
respect to the year ended 1998 (collectively, the "Audited Statements"); and (b)
                                                   ------------------
the unaudited balance sheet of the Company as of September 30, 2001, and the related unaudited statement of income, retained earnings and cash flow for the nine-month period then ended, prepared by the Company (the "Unaudited
                                                                       ---------
Statements").  All such statements  (collectively,  the "Financial  Statements")
----------                                               ---------------------
have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and fairly present in all material respects the financial position of the Company as of the dates indicated and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of the Unaudited Statements, to normal and recurring year-end audit adjustments, none of which, individually or in the aggregate, are expected to be material and the absence of footnotes otherwise required under GAAP).

SECTION 3.07    Absence of Undisclosed Liabilities.  Except as and to the extent
                ----------------------------------
reflected or reserved against in the 2000 Audited Statements, the Company had no liabilities or obligations that are required to be recorded in accordance with GAAP, as of the date thereof (other than obligations of continued performance under the Company's Agreements (as defined in Section 3.09(a)) and other than commitments and arrangements incident to the normal conduct of business that are not required to be disclosed on Schedule 3.09(a) or (b)), known or unknown, secured or unsecured (whether accrued, absolute, contingent or otherwise), including, without limitation, tax liabilities due or to become due. Except as and to the extent reflected or reserved against in the Unaudited Statements, the Company has incurred no liabilities or obligations since December 31, 2000, other than current liabilities incurred in the ordinary course of business consistent with past practice or in connection with the transactions contemplated hereby.

SECTION 3.08    Absence of Certain  Changes or Events.  Since December 31, 2000,
                -------------------------------------
the Company has conducted its business only in the ordinary course consistent with past practice, and there has not occurred any event or condition which has or may reasonably be expected to have a Material Adverse Effect, and, without limiting the generality of the foregoing, the Company has not (a) incurred any obligation or liability, secured or unsecured (whether accrued, absolute, contingent or otherwise), whether due or to become due, except current liabilities in the ordinary course of business consistent with past practice or those reflected on the Unaudited Statements, (b) discharged or satisfied any Lien (except for Permitted Liens), or paid any obligation or liability, except current liabilities becoming due in the ordinary course of business consistent with past practice, (c) mortgaged, pledged, or subjected to Lien (except for Permitted Liens) any of the Company's properties or assets, (d) sold, transferred, licensed or otherwise disposed of any of the Company's properties or assets other than in the ordinary course of business consistent with past practice, (e) increased the compensation payable or to become payable by it to any of its directors, officers, employees or agents whose total compensation for services rendered after any such increase is more than $100,000, except as provided by any agreement, either written or oral, the terms of which have been disclosed on Schedule 3.08, or made any bonus, percentage of compensation or
             --------------
other like benefit accruing to or for the credit of any such directors, officers, employees, consultants or agents of the Company (except in accordance with any Company Benefit Plan set forth in Schedule 3.19), (f) terminated or received any notice of termination of any material contract, or any lease, trademark, patent, patent application, copyright or trade name protection or other agreement, (g) suffered any damage, destruction or loss (whether or not covered by insurance) to the Company's properties or assets which has or may reasonably be expected to have a Material Adverse Effect, (h) suffered any taking or seizure of all or any part of the Company's properties or assets by condemnation or eminent domain, (i) experienced any material change in its relations with its vendors, suppliers, lenders, dealers, distributors, customers, employees, consultants or agents which has or may reasonably be expected to have a Material Adverse Effect, (j) acquired any capital stock or other securities of any corporation or any interest in any business enterprise, or otherwise made any loan or advance to or investment in any person, firm or corporation (other than advances to employees in the ordinary course of business consistent with past practice), (k) made any capital expenditures or capital additions exceeding $100,000 singly or $200,000 in the aggregate, (l) instituted, settled or agreed to settle any litigation, action or proceeding before any court or governmental body affecting its financial condition, its property or its business operations involving a claim in excess of $5,000, (m) made any purchase commitment in excess of normal, ordinary and usual requirements, or made any material change in its selling, pricing, or personnel practices other than in the ordinary course of business consistent with past practice, (n) made any change in accounting principles or methods, or in the manner of keeping books, accounts and records of the Company which is, or may be, inconsistent with the principles or methodology by which the Financial Statements have been prepared, (o) entered into any contract, agreement, lease or other arrangement or transaction, or taken any other action, except in the ordinary course of business consistent with past practice, (p) changed the authorized capital stock of the Company, redeemed any capital stock of the Company, issued, sold or otherwise disposed of any capital stock of the Company or any option to acquire capital stock of the Company, or any securities convertible into or exchangeable for capital stock of the Company, increased its funded indebtedness, or made any declaration, setting aside or payment of any dividend or any other distribution (whether in cash, stock or property) in respect of its capital stock (other than dividends payable in respect of Company Preferred Stock), or (q) entered into any agreement or made any commitment to do any of the things described in the preceding subsections (a) through (p) of this
Section 3.08.

SECTION 3.09    Company's Agreements.
                --------------------

        (a) The Company is not a party to, nor are any of the Company's assets bound by, any executory agreements (including dealer and distributor agreements), purchase orders (other than purchase commitments for raw materials and supplies in the ordinary course of business), bailment agreements, equipment leases, commitments, contracts, employment agreements, repurchase or floorplan financing agreements, warranties, guarantees, understandings or other agreements
(i) which involve or may involve the payment of more than $25,000, (ii) which are of a duration in excess of twelve (12) months from the date of execution thereof, (iii) to which any stockholder, officer, director or employee of the Company or any member of such person's immediate family, or any business entity in which such person is a partner, investor, officer or director is a party in any capacity, (iv) which contain a covenant restricting the ability of the Company (or which, following the consummation of the Merger, restrict the ability of Parent or any of its subsidiaries, including the Surviving Corporation) to compete in any business or in any geographic area or to employ or solicit the employment of any persons, or requiring the Company to maintain the confidentiality of any information, (v) which relate to any indebtedness (which term shall include capital leases and operating leases) of the Company that is outstanding or may be incurred or any guarantees of or by the Company of indebtedness of any other person, or (vi) which create or evidence a Lien upon any of the Company's assets or properties (such agreements, together with any Real Property Leases set forth in Schedule 3.10(b) hereto, being referred to herein collectively as the "Company's Agreements"). True and complete copies of
                            --------------------
each of the Company's Agreements (including all amendments thereto) have been delivered to Parent and Acquisition Subsidiary. Each of the Company's Agreements is in full force and effect, is between the Company and the counterparty named on Schedule 3.09(a) hereto, has an expiration date as set forth on Schedule
   -----------------
3.09(a) hereto, has not been amended or modified except as set forth on Schedule 3.09(a) hereto, and constitutes the entire agreement between the parties thereto with respect to the subject matter thereof. The Company is not and, to the knowledge of the Company, no other party to any Company Agreement is in default thereunder, nor does the Company have knowledge of any fact or circumstance with respect to any Company Agreement which upon notice or lapse of time could give rise to a default thereunder.

        (b)     Attached hereto as Schedule  3.09(b) is a true and complete list
                                   ----------------
of all purchase orders (other than purchase commitments for raw materials and supplies in the ordinary course of business) ("Open Purchase Orders") to which
                                                ---------------------
the Company is a party or by which the Company is bound which involve or may involve the payment of more than $10,000 to any single vendor or supplier. True and complete copies of all such Open Purchase Orders have been delivered to Parent and Acquisition Subsidiary. The Company has performed all obligations required to be performed by the Company to date under each Open Purchase Order. The Company is not and, to the knowledge of the Company, no other party to any Open Purchase Order is in default thereunder, nor does the Company have knowledge of any fact or circumstance with respect to any Open Purchase Order which upon notice or lapse of time could give rise to a default thereunder.

        (c) None of the parties to the Damon Purchase Agreement (as defined below) have made any claims against any other party or parties thereto for any breach thereunder, nor, to the knowledge of the Company, is there any basis for any claim under (i) that certain Asset Purchase Agreement dated as of April 28, 2000 (the "Damon Purchase Agreement") by and among the Company, Damon
             --------------------------
Corporation, an Indiana corporation ("Damon"), and Lindon Investments,  Inc., an
                                      -----
Indiana corporation, (ii) that certain Non-Competition Agreement, dated April 28, 2000, by and between the Company and Damon, restricting certain of the Company's activities (the "Company Non-Compete"), or (iii) that certain
                              --------------------
Non-Competition Agreement, dated as of April 28, 2000, by and between Damon and the Company, restricting certain of Damon's activities (the "Damon
                                                                           -----
Non-Compete").  The Company had performed,  and has no further  obligations with
-----------
respect to, the joint marketing efforts described in Sections 7.5(a) and (b) of the Damon Purchase Agreement. The Company Non-Compete terminated on April 28, 2001 in accordance with its terms, and the Company has no further obligation or liabilities thereunder. The Damon Purchase Agreement and the Damon Non-Compete are in full force and effect, have not been amended or modified, and constitute the entire agreement between the parties thereto with respect to the subject matter thereof. To the knowledge of the Company, neither party to the Damon Non-Compete has breached the terms thereof or made any claim of breach with respect thereto, and, to the knowledge of the Company, there is not any basis for any claim of breach.

SECTION 3.10    Real Property.
                -------------

        (a)     Schedule 3.10(a) hereto lists all real property  interests owned
                ---------------
by the Company (the "Owned Real  Property") and any contract for the purchase or
                     --------------------
sale of real property. The Company has good and marketable fee simple title to the Owned Real Property, subject only to those exceptions to title identified on
Schedule   3.10(a)   hereto.   Each  parcel  of  Owned  Real  Property  and  all
improvements, located thereon (i) complies in all material respects with all covenants, conditions and restrictions affecting such property, either recorded or of which the Company has knowledge, (ii) is not presently occupied or used by any party other than its owner, (iii) is not subject to any option to purchase or lease, right of first refusal to purchase or lease, reversionary interest or other instrument or Lien, whether recorded or unrecorded, which would prohibit or require the consent or waiver of another party to the Merger and the transactions contemplated hereby or any subsequent sale or lease of the property, and (iv) is not subject to any mortgage, deed of trust or other Lien securing debt which will not be entirely released and satisfied at the Closing. There are no taxes currently levied against the Owned Real Property which are due and payable and have not been paid. No party has provided goods or services to or in connection with the Owned Real Property which will result in any mechanic's, materialmens', supplier's, or other Lien as a result of the wrongful failure to pay for the same prior to Closing. The Company has made available to Parent and Acquisition Subsidiary accurate and complete copies of all title insurance policies, surveys and other documents and records relating to the Owned Real Property that such parties have requested to the extent that such material was actually in the possession of the Company.

        (b)     The real property leases listed on Schedule  3.10(b) hereto (the
                                                   -----------------
"Real Property  Leases")  constitute  all leases,  subleases or licenses of real
 ---------------------
property  (the "Leased Real  Property"),  whether  written or oral, to which the
                ---------------------
Company is a party or is bound (including any leases with respect to the Leased Real Property owned by one or more of the Holders or any affiliates of the Holders). Schedule 3.10(b) identifies each Real Property Lease by the premises covered thereby, the date of lease and all amendments and supplements thereto, the name of the landlord thereunder, and the term of the lease, including the expiration date thereof. True and correct copies of each of the written Real Property Leases (including all amendments thereto) have been delivered to Parent and Acquisition Subsidiary. The Company has valid and enforceable leasehold interests in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Each Real Property Lease affords the Company peaceful and undisturbed possession of the Leased Real Property covered thereby, and there exists no event of default or event, occurrence, condition or act (including the transactions contemplated by this Agreement) on the part of the Company, or, to the knowledge of the Company, on the part of the lessor thereunder, which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a material default under such Real Property Lease, give rise to a right in the lessor to terminate the Real Property Lease or change any of the material terms thereof or render the lessee liable to incur any expenditure under such Real Property Lease. In the event any such Real Property Lease requires the lessee to exercise, on or before the date hereof, an option to renew in order to continue the term thereof, the Company has properly exercised such option to renew.

        (c) The Owned Real Property and the Leased Real Property (collectively, the "Real Property") are the only real property necessary or
                     --------------
required in connection with the operation of the Business as it is now being conducted. To the knowledge of the Company, the Real Property and improvements thereon may lawfully be used in connection with the Business. Except to the extent that such non-compliance would not have a Material Adverse Effect, the Real Property and improvements are in compliance with all applicable laws, rules, regulations and ordinances of all Governmental Entities including, but not limited to, zoning, building, health, safety and environmental laws; and the Company has not received any notices of violations with respect thereto.

SECTION 3.11    Machinery  and  Equipment.  All  machinery,  equipment and other
                -------------------------
tangible assets of the Company, necessary and utilized in the operation of the Business, are in good operating condition and in a state of repair sufficient for the conduct of normal operations without the necessity of any known capital expenditure in excess of $15,000. The Company's assets and properties (including leased assets and properties, if any) are adequate to enable the Company to conduct the Business as now being conducted. The Company does not have any commitment or plan to make any capital expenditure in excess of $15,000 that has not been set forth on Schedule 3.11 hereto.
                      -------------

SECTION 3.12    Inventories.  The  inventories  of the  Company  consist  of raw
                -----------
materials, work in process, and finished goods of a quality and quantity usable or salable in the normal course of the Business of the Company, except for any slow moving, obsolete inventory or inventory of below-standard quality, all of which is immaterial or has been written off or written down to realizable value or for which there has been a reserve established pursuant to the Financial Statements. The valuation at which the inventories of the Company are carried reflects the normal inventory valuation policy of the Company (applied in accordance with GAAP) which states inventory at the lower of cost (first-in-first-out-method) or market and the Company's regular costing standards with respect to work in process and finished goods inventory.

SECTION 3.13    Accounts  Receivable.  The  accounts  receivable  of the Company
                --------------------
result from and will result from bona fide sales made by the Company in the ordinary course of business consistent with past practice and have been collected in the ordinary course after provision for doubtful accounts and other reserves required by GAAP. The accounts receivable of the Company that will be recorded on the Audited Closing Balance Sheet will be collectible in the ordinary course after provision for doubtful accounts and other reserves required by GAAP as set forth thereon The amounts due, or to become due, in respect of such accounts receivable are not, to the Company's knowledge, in dispute and there are no, and will not be, any setoffs or counterclaims asserted against any of the accounts receivable of the Company.

SECTION 3.14    Intellectual  Property Rights.  Attached hereto as Schedule 3.14
                -----------------------------                      -------------
is a true and complete list of all Intellectual Property Rights (as defined below) used or held for use by the Company in connection with the Business, other than computer software programs which are generally sold in consumer retail stores. The Company shall disclose any patent application in which the Company has any interest to Parent and Acquisition Subsidiary on a separate confidential list. The Company owns, or is validly licensed or otherwise has the right to use, all Intellectual Property Rights used or held for use by the Company and all goodwill associated therewith on or with respect to the Company's Products in the same manner in which any such Intellectual Property Right have been or are now being used. The Company has not infringed upon, misappropriated or otherwise violated any Intellectual Property Right or other proprietary information of any other person. Except as noted on Schedule 3.14 hereto, there is no claim, demand or proceeding pending or, to the knowledge of the Company, threatened, that pertains to or challenges the right of the Company to use any of the Intellectual Property Rights identified on Schedule 3.14 hereto (including any claim that the Company must license or refrain from using any Intellectual Property Rights or other proprietary information of any other person). The Company has not granted any license or other right and has no obligation to grant any license or other right with respect thereto. To the knowledge of the Company, no other person has infringed upon, misappropriated or otherwise violated any Intellectual Property Right of the Company. The Company has delivered to Parent and Acquisition Subsidiary a true, complete and correct copy of all correspondence involving any claim, demand or proceeding listed or referred to on Schedule 3.14 hereto. Without limiting the generality of the foregoing, to the knowledge of the Company, fully paid, enforceable licenses govern the Company's use of software in which the Microsoft Corporation has

Intellectual Property Rights, each of such licenses remains in full force and effect, the Company has not breached any such license in any material respect, and the Company has paid all amounts that have heretofore become due and payable in respect of such licenses. As used in this Agreement, "Intellectual Property Rights" means, collectively, with respect to the U.S. and Canada, any and all now known or hereafter known tangible and intangible: (i) rights associated with works of authorship including copyrights, moral rights and mask-works; (ii) trademark and trade name rights and similar rights; (iii) trade secret rights;
(iv) patent rights, designs, algorithms, computer programs, methods of doing business, other proprietary ideas, designs, concepts, techniques, inventions, discoveries and improvements, whether or not patentable, and other industrial property rights; (v) all other intellectual and industrial property rights of every kind and nature and however designated, whether arising by operation of law, contract, license or otherwise; (vi) all registrations, initial applications, renewals, extensions, continuations, continuations-in-part, divisions or reissues thereof now or hereafter existing, made, or in force (including any rights in any of the foregoing); (vii) Internet websites, rights in domain names, computer programs and software; and (viii) any other service mark, design, logo, trade secret, know-how, customer list or financial, business, marketing or other information, material or industrial property of a party or any of its affiliates.

SECTION 3.15    Licenses.   The  Company  possesses  all  patents,   franchises,
                --------
permits, licenses, certificates and consents required from any Governmental Entity or any other person necessary to enable the Company to carry on the Business as now conducted and to own and operate its properties (including leased property) as now owned and operated (collectively, "Licenses"), except
                                                             --------
for those licenses that are not, individually or in the aggregate, material to the operation of the Business. Each of the Licenses will remain in full force and effect following consummation of the transactions contemplated by this Agreement. Attached hereto as Schedule 3.15 is a true and complete list of all
                                -------------
such Licenses.

SECTION 3.16    Title to Assets.  All of the Company's assets and properties and
                ---------------
all assets and properties necessary or required in connection with the operation of the Business as conducted as of the date hereof will, on the Closing Date, be owned by the Company, free and clear of all Liens whatsoever (except Permitted Liens), and the consummation of the transactions contemplated by this Agreement will not give rise to any Lien on such assets or properties. With respect to leased Real Property, the Company holds, and on the Closing Date will hold, a valid leasehold interest in and to the Real Property Leases, in each case free and clear of all Liens whatsoever (except Permitted Liens). There are not, and on the Closing Date there will not be, any outstanding agreements, options, commitments or rights with, to or in any third party to acquire or use any of the Company's assets or properties.

SECTION 3.17    Corporate Minute Books; Bank Accounts.
                -------------------------------------

        (a) The minute books of the Company contain complete and accurate records of all meetings which were required to be convened and other corporate actions of its stockholders and directors and committees of directors (if any) which were required to be taken, in each case pursuant to the Company's Articles of Incorporation, the IBCL and/or any material agreements to which the Company is a party. True and complete copies of the minute books have been delivered, or made available to, Parent and Acquisition Subsidiary.

        (b)     Schedule  3.17(b) hereto contains a complete and correct list of
                -----------------
all bank accounts and safe deposit boxes of the Company and persons authorized to sign or otherwise act with respect thereto as of the date hereof and a complete and correct list of all persons holding a general or special power of attorney granted by the Company and a complete and correct copy thereof.

SECTION 3.18    Taxes.
                -----

        (a) The Company has timely filed all tax returns required to be filed by it and all such returns are true and complete in all material respects. The Company has timely paid all taxes shown as due on such returns and all taxes otherwise due and the Unaudited Statements adequately provide in accordance with GAAP for all taxes payable by the Company (in addition to any reserve for deferred taxes established to reflect timing differences between book and tax income) for all taxable periods and portions thereof or, with respect to the period in which the Closing occurs, such taxes (excluding those taxes resulting from or attributable to the transactions contemplated by this Agreement) will be accrued through the Closing Date on the Audited Closing Balance Sheet. The Company has made all payments required by any governmental program of workers' social security or unemployment compensation, has withheld and, to the extent due, paid over to the appropriate Governmental Entity all amounts required by law to be withheld from the wages or salaries of employees, and is not liable for any arrears of wage or salary withholdings or any taxes or penalties for failure to comply with any of the foregoing. The Company has not requested any extension of time within which to file any tax return in respect of any taxable year which has not since been filed, and no outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or tax returns has been given by or on behalf of the Company. True and complete copies of all Federal income tax returns of the Company have been delivered to Parent and Acquisition Subsidiary.

        (b) No deficiencies for any taxes have been proposed, asserted or assessed against the Company that are not adequately reflected in the Financial Statements, or that will not be adequately reflected in the Audited Closing Balance Sheet (excluding those taxes resulting from or attributable to the transactions contemplated by this Agreement), and no requests for waivers of the time to assess any such taxes have been granted or are pending. There is no audit, examination, deficiency or refund litigation pending with respect to taxes and during the past three years no taxing authority has given written notice of the intent to commence any such examination, audit or refund litigation and which such examination, audit or refund litigation has not yet ended. None of the assets or properties of the Company is subject to any tax lien, other than any such liens for taxes which are not due and payable, which may thereafter be paid without penalty or the validity of which are being contested in good faith by appropriate proceedings and for which adequate provisions are being maintained in accordance with GAAP.

        (c) No claim has been made in writing by a taxing authority in a jurisdiction where the Company does not file tax returns to the effect that the Company is or may be subject to taxation by that jurisdiction.

        (d) The Company has not been a member of an affiliated, consolidated, combined or unitary group for tax purposes, or made any election or participated in any arrangement whereby any tax liability or any tax asset of the Company was determined or taken into account for tax purposes with reference to or in conjunction with any tax liability or any tax asset of any other person.

        (e) The Company is not a party to any tax sharing agreement or to any other agreement or arrangement, as a result of which liability of the Company to any taxing authority is determined or taken into account with reference to the activities of any other person, and the Company is not currently under any obligation to pay any amounts as a result of having been a party to such an agreement or arrangement, regardless of whether such tax is imposed on the Company.

        (f)     As  used  in  this  Agreement,  "taxes"  shall  include  all (x)
                                                 -----
domestic and foreign (whether national,  federal,  state,  provincial,  local or otherwise) income, franchise, property, sales, excise, employment, payroll, social security, value-added, ad valorem, transfer, withholding and other taxes, including taxes based on or measured by gross receipts, profits, sales, use or occupation, tariffs, levies, impositions, assessments or governmental charges of any nature whatsoever, including any interest, penalties or additions with respect to any of the foregoing, and (y) liability for the payment of any amounts as a result of being party to any tax sharing agreement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amounts of the types described in clause (x) or (y). As used in this Agreement, "tax return" shall mean any report, return, document,
                          ----------
declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to taxes, including information returns, any documents with respect to or accompanying payments of estimated taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

SECTION 3.19    Employees; Benefit Plans.
                ------------------------

        (a)     Employees.  Attached  hereto as  Schedule  3.19(a) is a true and
                ---------                        ----------------
complete list of the names, positions and current salary rates of all present directors, officers and employees of the Company whose total current annual compensation is $100,000 or more, together with a summary showing the salaries, bonuses, additional compensation and other like benefits, if any, paid or payable to such persons for the fiscal year ended December 31, 2000 and that are expected to be paid or payable to such persons for the fiscal year ended December 31, 2001. All salaries, bonuses, additional compensation and other like benefits, including vacation, of all past and present employees of the Company shall be properly accrued and reserved on the Audited Closing Balance Sheet in accordance with GAAP. To the knowledge of the Company, no officer or "Key
                                                                             ---
Employee"  (which  means,  as used herein,  any employee  whose  current  annual
--------
compensation is $100,000 or more), of the Company intends to terminate his or her employment with the Company, nor does the Company have any present intention to terminate the employment of any officer or such Key Employee, whether as a result of the consummation of the Merger or otherwise. The Company (i) has correctly categorized all employees as either employees or independent contractors for federal tax purposes, and is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting their employment, employment practices, labor, terms and conditions of employment and wages and hours, in each case, with respect to employees, (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to employees, (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing, (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for employees, and (v) has provided employees with the benefits to which they are entitled pursuant to the terms of all Company Benefit Plans (as defined below).

        (b)     Employment,  Severance and Stay Bonus Agreements. The Company is
                ------------------------------------------------
not, nor will it be on the Closing Date, a party to or bound by (i) any contract with any present or former director, officer, employee or consultant of the Company, (ii) any employment, termination, severance or stay bonus agreement,
(iii) any agreement with any director, officer, employee or consultant of the Company (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such officer or employee, or (iv) any agreement or plan, including any stock option plan or stock purchase plan, any of the benefits of which will be increased, or the vesting or other realization of the benefits of which will be accelerated, by the occurrence of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of the transactions contemplated by this Agreement. The Company has not made or become obligated to make, or will not, as a result of any event connected with the transactions contemplated herein, make or become obligated to make, any "excess parachute payment" as defined in Section 280G of the Code (without regard to subsection (b)(4) thereof). Any amount that could be received (whether in cash, property, or vesting of property) as a result of the transaction contemplated by this Agreement (or their termination of service incidental to such transaction) by any officer, director, employee or independent contractor of the Company who is a "disqualified individual" (as defined in Company proposed Treasury Regulation Section 1.280G-1), under any employment arrangement or Company Benefit Plan (as defined below), will not be characterized as an "excess parachute payment" as defined in Section 280G of the Code.

        (c)     Benefit  Plans.  Schedule  3.19(c)  hereto  contains  a true and
                --------------   -----------------
complete  list of all  bonus,  profit-sharing,  stock  purchase,  stock  option, pension, retirement, health, welfare, severance pay or any other current or deferred remuneration or compensation plan, arrangement or practice and other fringe benefits, including, without limitation, all "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), all "employee welfare benefit plans" (as defined in
              -----
Section 3(1) of ERISA) and all "employee  pension  benefit plans" (as defined in
Section 3(2) of ERISA)  (collectively,  "Company  Benefit Plans")  maintained or
                                         ----------------------
contributed to by the Company or any person or entity that, together with the Company, is treated as a single employer (a "Commonly Controlled Entity") under
                                             ---------------------------
Section 414(b), (c), (m) or (o) of the Code, for the benefit of any current or former directors, officers, employees or consultants of the Company. Except as described in the Financial Statements, the Company has no Company Benefit Plan currently in existence which is subject to the requirements of ERISA. With respect to each Company Benefit Plan:

                (i) The Company has provided or made available to Parent, true and complete copies of (A) each Company Benefit Plan (or, in the case of any unwritten Company Benefit Plans, descriptions thereof), (B) the most recent annual report on Form 5500 required to be filed with the Internal Revenue Service (the "IRS") with respect to each Company Benefit Plan (if any such
                 ---
                report was required), (C) the most recent summary plan description for each Company Benefit Plan for which such summary plan description is required, and (D) each trust agreement and group annuity contract relating to any Company Benefit Plan. Each Company Benefit Plan has been administered in accordance with its terms. The Company and all of the Company Benefit Plans are in compliance in all material respects with all applicable provisions of ERISA and the Code and all other applicable law.

                (ii) Neither the Company nor any Commonly Controlled Entity has maintained, contributed to or been obligated to contribute to any Company Benefit Plan that is subject to Title IV of ERISA or Section 412 of the Code with respect to which the Company or any Commonly Controlled Entity has liabilities or obligations (whether accrued, absolute, contingent or otherwise).

                (iii) With respect to any Company Benefit Plan that is an employee welfare benefit plan, there are no understandings, agreements or undertakings, written or oral, that would prevent any such plan (including any such plan covering retirees or other former employees) from being amended or terminated without material liability to the Company on or at any time after the Effective Time.

                (iv) Each Company Benefit Plan that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the IRS with respect to "TRA" (as defined in Section 1 of Rev. Proc. 93-39), and to the knowledge of the Company there are not any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to the knowledge of the Company, threatened material litigation relating to any of the Company Benefit Plans. The Company has not engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company to a tax or penalty imposed by either Section 4975 of the Code or
                Section 502(i) of ERISA.

                (v) All contributions made or required to be made under the terms of any Company Benefit Plan for any period since January 1, 2000 are set forth on Schedule 3.19(c) hereto, and all such contributions have been timely made or have been reflected on the Financial Statements, or, with respect to the period in which the Closing occurs, will be accrued through the Closing Date on the Audited Closing Balance Sheet.

                (vi) The Company has no obligations for retiree health and life benefits under any Company Benefit Plan nor has the Company ever represented, promised or contracted (whether in oral or written form) to any employee(s) that such employee(s) would be provided with retiree health or life benefits.

        (d)     Collective   Bargaining   Agreements.   None  of  the  Company's
                ------------------------------------
employees is covered by a collective bargaining agreement and there is no union or other organization seeking or claiming to represent any such employees. There is no labor dispute, strike, work stoppage or lockout, or, to the knowledge of the Company, any threat thereof, by or with respect to any employee of the Company.

SECTION 3.20    Insurance.  Attached  hereto  as  Schedule  3.20  is a true  and
                ---------                         --------------
complete list of all insurance policies in force with respect to the Company's assets and the Business of the Company, identifying the type of coverage, the coverage limit, the term thereof, and the annual premiums payable thereon. To the knowledge of the Company all such policies are adequate to insure the risks covered thereby. The Company is not, nor will it be on the Closing Date, in default in any respect under any such policy, and the Company shall continue such policies in force and effect through the Closing Date.

SECTION 3.21    Litigation.  Schedule  3.21 hereto sets forth each legal action,
                ----------   --------------
suit, arbitration, or other legal or administrative proceeding or investigation before any Governmental Entity pending or, to the knowledge of the Company, threatened, to which the Company is a party that (a) affects the Company, the Business or any of the Company's properties or assets, (b) questions the validity of this Agreement or any other documents or instruments to be executed and delivered by the Company or any of the Holders pursuant hereto, or the right of the Company or any of the Holders to enter into this Agreement or any such other documents or instruments, or to consummate the transactions contemplated hereby or thereby, or (c) if adversely determined, would be likely to have a material adverse effect on the ability of the Company or any of the Holders to perform their respective obligations under this Agreement or any such other documents or instruments. To the knowledge of the Company, except as set forth on Schedule 3.21 hereto, there is no fact or facts existing which could be reasonably expected to result in, nor is there any basis for, any such action, suit, arbitration, or other proceeding or investigation. Schedule 3.21 hereto identifies, with respect to each action, suit, arbitration, or other proceeding or investigation set forth thereon, the parties thereto, the nature of the claim, the status thereof, the court or other tribunal in which such claim is being heard, and whether such claim is fully covered by insurance. The Financial Statements include, and the Audited Closing Balance Sheet will include, an adequate reserve, determined in accordance with GAAP, for all liability or potential liability resulting or arising from any action, suit, arbitration, or other proceeding or investigation listed on Schedule 3.21 hereto. The Company is not a party to or subject to any order, writ, injunction, decree, judgement or other restriction of any Governmental Entity which has or could be reasonably likely to have a Material Adverse Effect or could be reasonably likely to prevent or materially delay the Company's ability to enter into this Agreement or any other documents or instruments to be executed and delivered pursuant hereto or consummate the transactions contemplated hereby or thereby.

SECTION 3.22    Compliance  with Laws.  The Company  has  complied  with,  is in
                ---------------------
compliance with, and has not received notice of any violation of, any and all applicable laws, rules, regulations and ordinances regulating or relating to the Business, including but not limited to those relating to the employment of labor (including labor who are not U.S. citizens), the establishment and maintenance of working conditions for labor, employee safety, environmental and conservation matters, the manufacture, sale and distribution of the Company's Products, the North American Free Trade Agreement, as amended, and the establishment and maintenance of the Company's relationships with suppliers and customers, except to the extent such non-compliance would not have a Material Adverse Effect.

SECTION 3.23    NHTSA; Other Safety Standards.  The Company has not received any
                -----------------------------
notices or other correspondence from the National Highway Traffic Safety Administration ("NHTSA") relating to the Company's Products. To the knowledge of the Company, the Company has complied with all NHTSA requirements, including but not limited to Federal Motor Vehicle Safety Standards, in effect from time to time in connection with the manufacture of the Company's Products. To the knowledge of the Company, all of the Company's Products are, and have been, at the time of sale in compliance with all other safety standards, including, but not limited to, all standards of the Recreational Vehicle Industry Association and the Canadian Standards Association, those imposed on the Business by statute, rule or regulation of any Governmental Entity or industry association, and the Company has not received notice of any such infractions or been required to undertake any remedial measures in response thereto.

SECTION 3.24    Product Liability; Product Recalls.
                ----------------------------------

        (a) To the knowledge of the Company, all of the Company's Products that the Company has manufactured and sold have been merchantable, free from defects in material and workmanship, and suitable for the purpose for which they were sold. The Company's Products have not been subject to any product recall (including any safety or NHTSA-related recall) or service bulletin and, to the knowledge of the Company, there is no fact or facts existing which may reasonably be expected to result in any such recall or service bulletin. Except as disclosed on Schedule 3.21 hereto, there is no legal action, suit, arbitration, or other legal or administrative proceeding or investigation before any Governmental Entity, pending or, to the knowledge of the Company, threatened, involving any product liability, product recall or otherwise involving any Product of the Company. To the knowledge of the Company, except as disclosed on Schedule 3.21 hereto, there is no fact or facts existing which could be reasonably expected to result in, nor is there any basis for, any such action, suit, arbitration, or other proceeding or investigation.

        (b) The Company has insurance against loss or damage arising out of product liability, true and complete copies of which have been delivered to Parent and Acquisition Subsidiary. Such insurance covers all incidents of loss which have occurred prior to the date hereof or which may occur resulting from the Company's Products sold prior to the Closing. All incidents of damage claims paid by the Company or by its insurance carrier in the two (2) year period preceding the date of this Agreement are described in Schedule 3.24 hereto. The
                                                      -------------
Financial Statements include, and the Audited Closing Balance Sheet will include, an adequate reserve (or shall otherwise reflect an appropriate accrual), determined in accordance with GAAP, for all liability or potential liability resulting or arising from any product recall that has been initiated or breach of warranty claims that have been asserted, or that are reasonably likely to be initiated or asserted, in connection with Products manufactured and sold by the Company, including the matters set forth on Schedule 3.24 hereto, in each case, as of the date of such Financial Statements or Audited Closing Balance Sheet, as the case may be.



SECTION 3.25    Warranties.  There  are no oral  or  written  warranties  on the
                ----------
Products manufactured or sold by the Company, whether express or implied, other than as set forth and described in Schedule 3.25 hereto and any implied
                                        --------------
warranties that may be imposed by operation of law.

SECTION 3.26    Dealer Network; Rebates and Refunds.
                -----------------------------------

        (a) The Company has provided Parent and Acquisition Subsidiary with a true and complete list of the Company's top thirty (30) dealers in terms of the Company's sales, together with the sales made thereto, for the annual periods January 1, 1998 through December 31, 2000, and for the periods January 1, 2000 through August 31, 2000 and January 1, 2001 through August 31, 2001. True and complete copies of all dealer agreements have been delivered to Parent and Acquisition Subsidiary. To the knowledge of the Company, there has been no adverse change in the Company's relationship with any of the top thirty (30) dealers (as of August 31, 2001), nor, to the knowledge of the Company, has any such dealer indicated to the Company that it does not intend to continue to carry the Company's Products.

        (b)     The Company has disclosed to Parent and  Acquisition  Subsidiary
(i) all significant refunds, rebates, discounts and return policies or practices that the Company has engaged in with respect to persons supplying goods and services to the Company and (ii) all annual programs relating to refunds, rebates, discounts and return policies or practices that the Company has engaged in with respect to furnishing the Company's Products to others in connection with the Business.

SECTION 3.27    Environmental Matters.
                ---------------------

        (a)     Permits   and   Authorizations.   The  Company   possesses   all
                ------------------------------
Environmental Permits (as defined below) necessary to conduct the Business and related operations as currently conducted.

        (b)     Compliance.  The Company is in  compliance  with all  applicable
                ----------
Environmental Laws (as defined below) and all Environmental Permits (as defined below), other than minor infractions which, individually or in the aggregate, will not require the expenditure of more than a nominal amount for compliance with respect thereto or remediation thereof, and the Company has not received any (i) oral or written communication from any Governmental Entity or other person that alleges that the Company has violated or is liable under any Environmental Law or (ii) written request for information pursuant to Section 104(e) of the U.S. Comprehensive Environmental Response, Compensation and Liability Act or similar state statute concerning the disposal of Hazardous Materials (as defined below). The Company does not have knowledge of any past events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company which may cause noncompliance with all applicable Environmental Laws and all Environmental Permits, or which may give rise to any liability for any claim, action, suit, proceeding, hearing or investigation, based on or related to the disposal, storage, handling, manufacture, processing, distribution, use, treatment or transportation, or the emission, discharge, release or threatened release into the environment by the Company of any Hazardous Materials. The Company has reported, to the extent required by all Environmental Laws, all past and present sites owned or operated by the Company where Hazardous Materials have been treated, stored, disposed of or otherwise handled.

        (c)     Environmental  Claims.  There are no  Environmental  Claims  (as
                ---------------------
defined below) (i) pending or, to the knowledge of the Company, threatened against the Company or (ii) to the knowledge of the Company, pending or threatened against any person whose liability for any Environmental Claim the Company has retained or assumed, either contractually or by operation of law. The Company has not contractually retained or assumed any liabilities or obligations that would be expected to provide the basis for any Environmental Claim. There are not any, nor have there been any, Environmental Claims pending or, to the knowledge of the Company, threatened against the Company by any landlord or third party pursuant to any of the Real Property Leases, nor, to the knowledge of the Company, is there currently, or has there been previously, any basis therefor. There is no on-site or off-site location to which the Company has transported or disposed of Hazardous Materials or arranged for the transportation or disposal of Hazardous Materials which is the subject of any enforcement action or any other investigation by any Governmental Entity which could lead to any claim against the Company for any clean-up cost, remedial work, damage to natural resources or personal injury, including, but not limited to, any claim under any Environmental Law, and there is no on-site or off-site location to which the Company has transported or disposed of Hazardous Materials or arranged for the transportation or disposal of Hazardous Materials which could become the subject of any enforcement action by any Governmental Entity which could lead to any liability of the Company for any clean-up cost, remedial work, damage to natural resources or personal injury, including, but not limited to, any claim under any Environmental Law.

        (d)     Releases.  To the  knowledge of the  Company,  there has been no
                --------
Release (as defined below) of any Hazardous Materials at, from, in, to, under or on any property currently or previously owned or operated by the Company, other than in compliance with applicable Environmental Laws or the terms of any applicable permit (and no such property is contaminated by any such substance) that could reasonably be expected to form the basis of any Environmental Claim.

        (e)     Recognized  Environmental  Conditions.  None  of  the  following
                -------------------------------------
exists at any property or facility owned or operated by the Company: (i) under or above-ground storage tanks, (ii) asbestos containing material in any form or condition, (iii) materials or equipment containing polychlorinated biphenyls ("PCBs"), or (iv) landfills, surface impoundments, or disposal areas. The
  ----
Company has provided copies (or, if not available, accurate written summaries) of all environmental investigations, studies, audits, reviews and other analyses conducted by or on behalf, or which otherwise are in the possession, of the Company respecting any facility site or other property previously or presently owned or operated by the Company.

        (f)     Definitions.
                -----------

        (i)     "Environmental Claims" means any and all, regulatory or judicial
                 --------------------
        actions, orders, decrees, suits, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation by any Governmental Entity or other person alleging potential responsibility or liability including potential responsibility or liability for costs of enforcement, investigation, cleanup, governmental response, removal or remediation, for natural resources damages, property damage, personal injuries or penalties or for contribution, indemnification, cost recovery, compensation or injunctive relief arising out of, based on or related to (A) the presence, Release or threatened Release of, or exposure to, any Hazardous Materials at any location, whether or not owned, operated, leased or managed by the Company or any of its subsidiaries, or (B) circumstances forming the basis of any violation or alleged violation of any Environmental Law or Environmental Permit.

        (ii)    "Environmental  Laws"  means all  domestic  or foreign  (whether
                 -------------------
        national, federal, state, provincial or otherwise) laws, rules, regulations, orders, decrees, common law, judgments or binding agreements issued, promulgated or entered into by or with any
        Governmental Entity relating to pollution or protection of the environment (including ambient air, surface water, groundwater, soils or subsurface strata) or protection of human health as it relates to the environment, including laws and regulations relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, transport, handling of or exposure to Hazardous Materials.

        (iii)   "Environmental    Permits"   means   all   permits,    licenses,
                 ------------------------
        registrations  and  other   authorizations   required  under  applicable
        Environmental Laws.

        (iv)    "Hazardous Materials" means all hazardous,  toxic,  explosive or
                 -------------------
        radioactive substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing material, PCBs or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

        (v)     "Release" means any release, spill, emission,  leaking, dumping,
                 -------
        injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

SECTION 3.28    Disclosure.  Neither this Agreement, nor any Exhibit or Schedule
                ----------
hereto, nor any certificate or document required to be delivered by the Company to Parent and Acquisition Subsidiary pursuant to Section 6.01 contains or will contain, as of the date thereof, any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not false or misleading.

SECTION 3.29    Tax  Matters.  The Company has not taken any action and does not
                ------------
know of any facts, agreements, plans or other circumstances which, individually or in the aggregate, could cause the Forward Merger (if applicable) not to constitute a "reorganization" within the meaning of Section 368(a) of the Code.

SECTION 3.30    Exclusive Representations and Warranties.  Except as, and to the
                ----------------------------------------
extent, set forth in this Agreement and the documents and instruments to be executed and delivered pursuant hereto, the Company does not make any representations or warranties whatsoever to Parent or Acquisition Subsidiary.

                                  ARTICLE III.A
                  REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

        Except as set forth on the Disclosure Schedule, with specific reference to the section or subsection of this Agreement to which the information stated in such disclosure relates, each Holder, severally, not jointly, represents and warrants and agrees, as of the date of this Agreement and as of the Closing Date, as follows, each of which representations, warranties and agreements shall be deemed to be independently material and to have been relied upon by Parent and Acquisition Subsidiary:

SECTION 3.01A   Organization;  Good  Standing.  In the event that such Holder is
                -----------------------------
not an individual, such Holder is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation.

SECTION 3.02A   Title.
                -----

        (a) Such Shareholder owns, of record and beneficially, as of the date hereof, and will own, of record and beneficially, immediately prior to the Closing, the number of shares of Company Common Stock and Company Preferred Stock, respectively, as are set forth next to such Shareholder's name on
Schedule  3.02(b),  free and clear of all  Liens,  and the  consummation  of the
-----------------
transactions contemplated by this Agreement will not give rise to any Liens thereon.

        (b) Such Optionholder owns, of record and beneficially, as of the date hereof, and will own, of record and beneficially, immediately prior to the Closing, the Company Stock Options as are set forth next to such Optionholder's name on Schedule 3.02(c), free and clear of all Liens, and the consummation of
        ----------------
the transactions contemplated by this Agreement will not give rise to any Liens thereon.

        (c) There are no rights or other commitments entitling any person to purchase or acquire any shares of capital stock of the Company held by such Holder or any security convertible into or exchangeable for shares of capital stock of the Company held by such Holder, nor has such Holder entered into any agreement with respect to any of the foregoing. There are no irrevocable proxies and no voting agreements to which such Holder is a party with respect to any shares of the capital stock or other voting securities of the Company held by such Holder.

SECTION 3.03A   Authority  Relative to this Agreement.  Such Holder has the full
                -------------------------------------
legal right, power and capacity and all authority and approval required by law to enter into this Agreement and the documents and instruments to be executed and delivered by him pursuant hereto, and to perform fully his obligations hereunder and thereunder. In the event that such Holder is not an individual, the execution, delivery and performance by such Holder of this Agreement and the documents and instruments to be executed and delivered by such Holder pursuant hereto have been duly authorized by all necessary corporate or other action. This Agreement and the documents and instruments to be executed and delivered pursuant hereto are and will be duly executed and delivered by such Holder and are and will be the legal, valid and binding obligations of such Holder enforceable against such Holder in accordance with their terms.

SECTION 3.04A   Consents and Approvals; No Violations.
                -------------------------------------

        (a) Except for applicable requirements of the Exchange Act, the Securities Act, state Blue Sky laws, the HSR Act, and the filing of the Certificate of Merger as required by the DGCL and the IBCL, and, if applicable, the filing of the Certificate of Designation as required by the DGCL, no filing or registration with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the consummation by such Holder of the transactions contemplated by this Agreement.

        (b) Neither the execution and delivery of this Agreement or the documents and instruments to be executed and delivered pursuant hereto by such Holder, nor the consummation by such Holder of the transactions contemplated hereby or thereby, nor compliance by such Holder with any of the provisions hereof or thereof will (i) conflict with or result in any breach of any provision of the Articles of Incorporation or By-laws of the Company, or, in the case that such Holder is not an individual, such Holder's organizational documents, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration of or loss of a material benefit under, or result in the creation of any Lien (except for Permitted Liens) or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, approval or notice under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement, lease or other instrument or obligation to which such Holder is a party or by which such Holder or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Holder or any of its properties or assets.

SECTION 3.05A   Litigation.  There is no legal  action,  suit,  arbitration,  or
                ----------
other legal or administrative proceeding or investigation before any Governmental Entity pending or, to the knowledge of such Holder, threatened, to which such Holder is a party that (a) questions the validity of this Agreement or any other documents or instruments to be executed and delivered by such Holder pursuant hereto, or the right of such Holder to enter into this Agreement or any such other documents or instruments, or to consummate the transactions contemplated hereby or thereby, or (b) if adversely determined, would be likely to have a material adverse effect on the ability of such Holder to perform his respective obligations under this Agreement or any such other documents or instruments. To the knowledge of such Holder, there is no fact or facts existing which are reasonably expected to result in, nor is there any basis for, any such action, suit, arbitration, or other proceeding or investigation. Such Holder is not a party to or subject to any order, writ, injunction, decree, judgment or other restriction of any Governmental Entity which is reasonably likely to prevent or materially delay such Holder's ability to enter into this Agreement or any other documents or instruments to be executed and delivered pursuant hereto or consummate the transactions contemplated hereby or thereby.

SECTION 3.06A   Related Party Transactions.  None of such Holder, if such Holder
                --------------------------
is an individual, any member of such Holder's immediate family, or any business entity in which such Holder is a partner, investor, director or officer, is a party to any contract, agreement, lease or other arrangement or transaction to which the Company or any of the Company's assets or properties are bound.

SECTION 3.07A   Exclusive Representations and Warranties.  Except as, and to the
                ----------------------------------------
extent, set forth in this Agreement and the documents and instruments to be executed and delivered pursuant hereto, such Holder does not make any representations or warranties whatsoever to Parent or Acquisition Subsidiary.

                                   ARTICLE IV
      REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITIOIN SUBSIDIARY

        Parent and Acquisition Subsidiary hereby represent, warrant and agree, as follows, each of which representations, warranties and agreements shall be deemed to be independently material and to have been relied upon by the Company and the Holders:

SECTION 4.01    Organization;  Good  Standing.  Each of Parent  and  Acquisition
                -----------------------------
Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

SECTION 4.02    Authority  Relative  to  this  Agreement.  Each  of  Parent  and
                ----------------------------------------
Acquisition Subsidiary has the full legal right and power and all authority and approval required by law to enter into this Agreement and the documents and instruments to be executed and delivered by it pursuant hereto, and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by Parent or Acquisition Subsidiary of this Agreement and the documents and instruments to be executed and delivered by them pursuant hereto have been duly authorized by all necessary corporate action. This Agreement and the documents and instruments to be executed and delivered pursuant hereto by Parent or Acquisition Subsidiary are and will be the legal, valid and binding obligations of Parent and Acquisition Subsidiary, respectively, enforceable against them in accordance with their terms.

SECTION 4.03    Consents and Approvals; No Violations.
                -------------------------------------

        (a) Except for applicable requirements of the Exchange Act, the Securities Act, state Blue Sky laws, the HSR Act, and the filing and recordation of the Certificate of Merger as required by the DGCL and the IBCL, and, if applicable, the filing of the Certificate of Designation as required by the DGCL, no filing or registration with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the consummation by Parent or Acquisition Subsidiary of the transactions contemplated by this Agreement.

        (b) Neither the execution and delivery of this Agreement or the documents and instruments to be executed and delivered pursuant hereto by Parent or Acquisition Subsidiary nor the consummation by Parent or Acquisition Subsidiary of the transactions contemplated hereby or thereby, nor compliance by Parent or Acquisition Subsidiary with any of the provisions hereof or thereof, will (i) conflict with or result in any breach of any provision of the respective Certificates of Incorporation or By-laws of Parent or Acquisition Subsidiary, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration of or loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent or Acquisition Subsidiary under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, approval or notice under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement, lease or other instrument or obligation to which either of Parent or Acquisition Subsidiary is a party or by which either of them or any of their properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Acquisition Subsidiary or any of their properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not, in the aggregate, have a material adverse effect and which would not prevent or materially delay or have a material adverse effect on the consummation of the transactions contemplated hereby.

SECTION 4.04    Validity of Shares Issued.  The shares of Parent Common Stock or
                -------------------------
Parent Preferred Stock, as the case may be, to be delivered to the Holders in accordance with Article II hereof will at the Effective Time, and the shares of Parent Common Stock issuable upon conversion of Parent Preferred Stock will upon issuance, be validly issued, fully paid and nonassessable, and the shares of Parent Common Stock or, in the case of Parent Preferred Stock, the shares of Parent Common Stock issuable upon conversion thereof, will be listed on the New York Stock Exchange subject only to official notice of issuance. The rights, powers, and preferences of the Parent Preferred Stock are as set forth in the Certificate of Designation annexed hereto as Exhibit 2.01.

SECTION 4.05    Capitalization of Acquisition Subsidiary. The authorized capital
                ----------------------------------------
stock of Acquisition Subsidiary consists of 100 shares of common stock, par value $.0001 per share, all of which, as of the date hereof, are issued and outstanding and are held by Parent. All of the outstanding shares of Acquisition Subsidiary's common stock have been duly authorized and validly issued, and are fully paid and nonassessable.

SECTION 4.06    Litigation.  There is no legal  action,  suit,  arbitration,  or
                ----------
other  legal  or   administrative   proceeding  or   investigation   before  any
Governmental Entity pending or, to the knowledge of Parent and Acquisition Subsidiary, threatened, to which Parent or Acquisition Subsidiary is a party that (a) questions the validity of this Agreement or any other documents or instruments to be executed and delivered by Parent or Acquisition Subsidiary pursuant hereto, or the right of Parent and Acquisition Subsidiary to enter into this Agreement or any such other documents or instruments, or to consummate the transactions contemplated hereby or thereby, or (b) if adversely determined, would be likely to have a material adverse effect on the ability of Parent and Acquisition Subsidiary to perform their respective obligations under this

Agreement or any such other documents or instruments. To the knowledge of Parent and Acquisition Subsidiary, there is no fact or facts existing which are reasonably expected to result in, nor is there any basis for, any such action, suit, arbitration, or other proceeding or investigation. Neither Parent nor Acquisition Subsidiary is a party to or subject to any order, writ, injunction, decree, judgment or other restriction of any Governmental Entity which has or is reasonably likely to prevent or materially delay Parent's or Acquisition Subsidiary's ability to enter into this Agreement or any other document or instrument to be executed and delivered pursuant hereto or consummate the transactions contemplated hereby or thereby.

SECTION 4.07    SEC Reports;  Financial Statements.  Since July 31, 2000, Parent
                ----------------------------------
has timely filed with the Securities and Exchange Commission (the "SEC") all reports and other documents required to be filed by it under the Exchange Act or the Securities Act (collectively, the "SEC Reports") and is otherwise eligible
                                         -----------
to file a registration statement on Form S-3 covering the offering and sale of the Parent Common Stock. As of their respective dates, or, if amended, as of the date of such amendment, the SEC Reports complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Reports. As of their respective dates, or, if amended, as of the date of such amendment, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including the related notes) included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of filing, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments and the absence of footnotes otherwise required under GAAP).

SECTION 4.08    Tax Matters. Neither Parent nor Acquisition Subsidiary has taken
                -----------
any action, or knows of any fact, agreement, plan or other circumstances which, individually or in the aggregate, could cause the Forward Merger (if applicable) not to constitute a "reorganization" within the meaning of Section 368(a) of the Code.

SECTION 4.09    Exclusive Representations and Warranties.  Except as, and to the
                ----------------------------------------
extent, set forth in this Agreement and the documents and instruments to be executed and delivered pursuant hereto, neither Parent nor Acquisition Subsidiary makes any representations or warranties whatsoever to the Company or the Holders.

                                   ARTICLE V
                    CONDUCT AND TRANSACTIONS PRIOR TO CLOSING

SECTION 5.01    Conduct of Business. From the date hereof until the Closing, the
                -------------------
Company shall, and the Principal Shareholder shall cause the Company to, conduct the Business and operations of the Company in accordance with past practice and in the ordinary course of business, maintain the Company's current business organization and goodwill, use its commercially reasonable efforts to continue to retain the services of the Company's present officers, employees and consultants, and preserve the Company's relationship with vendors, suppliers, dealers, distributors, customers and others having business dealings with the Company, and neither the Company nor any of the Holders shall enter into any transaction or perform any act which would constitute a breach of their respective representations, warranties, covenants and agreements contained herein.

SECTION 5.02    Certain  Changes  or  Events.  From the date  hereof  until  the
                ----------------------------
Closing, except as specifically provided herein or with the prior written consent of Parent and Acquisition Subsidiary, none of the Company or the Holders shall, and none of the Holders shall cause the Company to, (a) take any action to amend the Company's Articles of Incorporation or By-Laws, (b) issue, sell or otherwise dispose of any of the Company's authorized but unissued capital stock, redeem any issued and outstanding capital stock of the Company or issue any option to acquire capital stock of the Company, or any securities convertible into or exchangeable for capital stock of the Company, (c) declare or pay any dividend or make any other distribution in cash or property on the Company's capital stock (other than dividends payable in respect of Company Preferred Stock), (d) merge or consolidate the Company with or into any corporation, (e) make or allow the Company to become liable for any wage or salary increase, bonus, profit-sharing or incentive payment to any of its officers, directors, employees or stockholders, or otherwise establish, sponsor or amend any Company Benefit Plan except as required by law or pursuant to any agreement or Company Benefit Plan disclosed on Schedule 3.19 hereto, (f) sell or otherwise dispose of or encumber any of the Company's properties or assets other than in sales or dispositions in the ordinary course of business consistent with past practice or in connection with normal repairs, renewals and replacements, (g) modify, amend or cancel any of the Company's existing leases or enter into any commitments, contracts, agreements, leases, warranties, guarantees or understandings other than in the ordinary course of business consistent with past practice, (h) fail to operate the Business in the customary manner and in the ordinary and regular course of business consistent with past practice and to maintain in good condition the Company's business premises, plant, fixtures, furniture and equipment, reasonable wear and tear excepted, (i) cancel or compromise any debt or claim related to the Company's assets, other than in the ordinary course of business, (j) waive or release any rights of value relating to the Company's assets, other than in the ordinary course of business, (k) transfer or grant any rights in or under any concessions, leases, licenses, agreements, patents, inventions, trademarks, trade names, service marks, brand marks, brand names or copyrights, or with respect to any know-how, processes or formulas, relating to its assets, other than in the ordinary course of business consistent with past practice, (l) enter into any employment contract with any officer or employee, or make any loan to, or enter into any transaction of any other nature with, any of the Company's directors, officers or employees, (m) enter into any transaction, contract or commitment with respect to its assets, other than in the ordinary course of business consistent with past practice, (n) suffer any casualty loss or damage (whether or not such loss or damage shall have been covered by insurance) which affects its ability to conduct its business or affects the value of its assets as carried on its books, (o) suffer any adverse change in its financial condition or results of operations or in its assets, (p) take any other action which might adversely affect the interests of Parent or Acquisition Subsidiary hereunder or diminish the value of the Company as a going concern, (q) alter the manner of keeping the Company's books, accounts or records or the accounting practices therein reflected, including any change in the costing standards reflected in the Unaudited Statements, (r) enter into any contract, agreement, lease or other arrangement or transaction with the Company or any of the Holders or any affiliate thereof, or (s) enter into any contract, agreement or commitment with respect to, or propose or authorize, any of the actions described in the foregoing clauses (a) through (r).

SECTION 5.03    Access to  Information.  Between the date hereof and the Closing
                ----------------------
Date, the Company shall afford Parent and Acquisition Subsidiary and their respective representatives access, during normal business hours, to all of the Company's business operations, properties, books, files and records, to cooperate in the examination thereof and to furnish Parent and Acquisition Subsidiary with all information with respect to the business and affairs of the Company as Parent and Acquisition Subsidiary may reasonably request. Parent and Acquisition Subsidiary and their respective representatives shall have the right to discuss the affairs of the Company with the directors, officers, employees, consultants, advisors and agents of the Company. No such examination, however, shall constitute a waiver or relinquishment by either Parent or Acquisition Subsidiary of their respective right to rely upon the Company's and the Holders' representations, warranties, covenants and agreements as made herein or pursuant hereto. All information furnished to Parent or Acquisition Subsidiary pursuant to this Section 5.03 shall be subject, as applicable, to the provisions of the Confidentiality Agreement dated July 31, 2001 between the Company and Parent.

SECTION 5.04    Non-Solicitation.  Between the date hereof and the Closing Date,
                ----------------
neither the Company nor any of the Holders will, and neither will permit any of its officers, directors, affiliates, agents or representatives to, directly or indirectly, (i) solicit, initiate, encourage, conduct or engage in any discussions, or enter into any agreement or understanding, with any other person or entity relating to a merger, business combination, recapitalization or similar corporate event involving the Company or relating to the sale of any of the capital stock of the Company or any material portion of the assets of the Company, or (ii) disclose any nonpublic information relating to the Company, or afford access to the properties, books or records of the Company, to any other person or entity that may be considering any such transaction.

SECTION 5.05    Additional  Agreements.  Subject  to the  terms  and  conditions
                ----------------------
herein provided, each of the parties hereto agrees to use its reasonable best efforts to take promptly, or cause to be taken, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement, and to satisfy all of the conditions to the Closing to be satisfied by such party, including using its reasonable best efforts to obtain all necessary actions or non-actions, extensions, waivers, consents and approvals from all applicable Governmental Entities and third parties, and effecting all necessary registrations and filings. Each Holder shall vote its or his securities of the Company at any general or special meeting of the stockholders of the Company, or pursuant to a written consent in lieu thereof, in favor of, and shall approve, the Merger and the other transactions contemplated hereby. Each of the parties hereto agrees not to take any action or fail to take any action that would be likely to cause any representation or warranty contained in this Agreement to cease to be true or accurate or that would be reasonably likely to prevent the performance of any covenant or the satisfaction of any condition contained in this Agreement. Nothing contained in this Agreement shall be construed to require Parent (i) to divest or commit to divest any assets or business of Parent, any subsidiary of Parent or the Company or (ii) to make or commit to make any change to the manner in which the business of Parent or any subsidiary of Parent or the Company or to the relationship between Parent, any subsidiary of Parent or the Company and any vendor, supplier, lender, dealer, distributor or customer.

SECTION 5.06    Communications with Agencies. The Company will promptly transmit
                ----------------------------
to Parent and Acquisition Subsidiary copies of any communications with NHTSA and any other federal or state regulatory agencies received after the date hereof which relate to the Business.

SECTION 5.07    HSR Act Compliance.  Prior to the date hereof, the parties filed
                ------------------
the Notification and Report Form required to be filed under the HSR Act with the Federal Trade Commission and the Department of Justice in connection with the transactions contemplated hereby, and the applicable waiting period under the HSR Act has expired.

SECTION 5.08    Public  Disclosure.  Prior  to the  Closing,  no  party  to this
                ------------------
Agreement shall make or cause to be made any press release or similar public announcement or communication in any form with respect to this Agreement or the transactions contemplated hereby, without the consent of the other parties, except if Parent, based on the advice of its counsel, reasonably believes that such disclosure is required to comply with requirements of applicable law or the rules of the New York Stock Exchange, in which event Parent, to the extent practicable, will provide the Company with a copy of the proposed press release or other public announcement prior to its disclosure.

SECTION 5.09    Books  and  Records.   From  the  Closing  Date,  the  Surviving
                -------------------
Corporation shall maintain such books and records of the Company as have been delivered to it by the Company and the Holders until the time for the taking of any federal tax audit of the Company for its fiscal year 2001 shall have expired and shall provide the Holders and their representatives reasonable access thereto in order to enable the Holders to (a) prepare their tax returns, and (b) perform any other acts reasonably related to their former interest in the Company.

SECTION 5.10    Supplements to and Amendments of the Disclosure Schedule.  Prior
                --------------------------------------------------------
to the Closing, the Company and the Principal Shareholder, with respect to the representations and warranties set forth in Article III, and each Holder, with respect to the representations and warranties set forth in Article III.A, agree that they shall promptly supplement or amend, as the case may be, the Disclosure Schedule with respect to any matter, condition or occurrence arising after the date hereof which, if existing or occurring as of the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedule; provided, however, Parent and Acquisition Subsidiary shall have the right to refuse to waive any failure of the Company, the Principal Shareholder or the Holders to satisfy the condition set forth in Section 6.01(b) as a result of any supplement or amendment of the Disclosure Schedule pursuant to this
Section 5.10. To the extent that Parent and Acquisition Subsidiary shall waive such failure to satisfy the condition set forth as Section 6.01(b), any such supplement to or amendment of the Disclosure Schedule with respect to any matter, condition or occurrence arising after the date hereof shall be considered part of the Disclosure Schedule and, as such, Parent and Acquisition Subsidiary shall not make any claim for indemnification based on such supplements or amendments pursuant to Article IX hereof. Any supplement or amendment of the Disclosure Schedule with respect to any matter, condition or occurrence existing or occurring as of the date of this Agreement that should have been, but was not, set forth or described in the Disclosure Schedule, shall not affect the rights of Parent and Acquisition Subsidiary under Section 10.01(iii) or (iv) or Section 10.02 hereof.

SECTION 5.11    Tax Matters.
                -----------

        (a) Parent and Acquisition Subsidiary, on the one hand, and the Company, on the other hand, shall execute and deliver to Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for Parent and Acquisition Subsidiary, certificates, with a copy to the other parties hereto, at such time or times as reasonably requested by such counsel in connection with its delivery of the opinion referred to in Section 6.01(j), in the case that the Merger is a Forward Merger.

        (b) Each of the parties hereto covenants and agrees (i) not to take any action (or to cause the Surviving Corporation, any affiliate of Parent or Acquisition Subsidiary or any affiliate of the Company, as the case may be, not to take any action) and (ii) not to fail to take any action (or to cause the Surviving Corporation, any affiliate of Parent or Acquisition Subsidiary or any affiliate of the Company, as the case may be, not to fail to take any action), which if taken or not taken, as the case may be, (excluding in each case any action or failure to take any action that is contemplated by this Agreement) could be reasonably anticipated to cause the transactions contemplated by this Agreement not to constitute a "reorganization" under Section 368(a) of the Code, in the case that the Merger is a Forward Merger.

        (c) Parent, on behalf of itself and on behalf of the Surviving Corporation, agrees to report any transaction that occurs on the Closing Date and that is not in the ordinary course of business consistent with past practice as occurring after the Effective Time of the Merger (other than as described in
Section 2.04(c)(i)), unless precluded from doing so under Section 1.1502-76(b)(1)(ii)(B) of the U.S. Treasury Regulations.

        (d) The provisions of Sections 5.11(a), (b) and (c) shall survive the Closing.

        (e) The Company shall certify in writing to Parent on the Closing Date that none of the shares of capital stock of the Company constitute a U.S. real property interest as defined in Section 897 of the Code. The certification contemplated by this Section 5.11(e) will comply in all respects with the requirements of Section 1.1445-2 of the U.S. Treasury Regulations.

                                   ARTICLE VI
                              CONDITIONS TO CLOSING

SECTION 6.01    Conditions to Obligations of Parent and Acquisition  Subsidiary.
                ---------------------------------------------------------------
The obligations of Parent and Acquisition Subsidiary to close the transactions contemplated by this Agreement are subject to the prior fulfillment of each of the following conditions; provided, however, that Parent and Acquisition
                             --------   -------

Subsidiary may waive in writing any one or more of such conditions:

        (a)     Performance  of  Obligations.  The Company and the Holders shall
                ----------------------------
have complied with and performed all the terms, covenants and conditions of this Agreement required to be complied with and performed by them on or prior to the Closing Date (including, without limitation, the performance of the covenants and conditions set forth on Annex 6.01(a) annexed hereto), and shall have made all of the deliveries required to have been made hereunder by them on or prior to the Closing Date.

        (b)     Representations  and Warranties.  All of the representations and
                -------------------------------
warranties made by the Company, the Principal Shareholder and the Holders contained in this Agreement shall be true and correct, in all material respects, on the Closing Date, as if made on the Closing Date.

        (c)     Consents.  All necessary approvals of Governmental Entities and,
                --------
to the extent  specified  on Annex  6.01(c)  annexed  hereto,  consents of third
                             -------------
parties to the transactions contemplated by this Agreement, shall have been obtained and the applicable waiting period with respect to the Merger under the HSR Act shall have expired.

        (d)     Resolutions. The Company and the Holders shall have delivered to
                -----------
Parent and Acquisition Subsidiary the resolutions of the Company's Board of Directors (including any committees of the Board of Directors to the extent applicable) and stockholders authorizing the execution, delivery and performance of this Agreement and the documents and instruments to be executed and delivered by the Company pursuant hereto, and the transactions contemplated hereby and thereby (including the acceleration of vesting and exercisability of Company Stock Options), certified by the President of the Company and dated the Closing Date.

        (e)     Legal Opinion.  The Company and the Holders shall have furnished
                -------------
Parent and Acquisition Subsidiary with an opinion, dated the Closing Date, of Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel for the Company and the Holders, and of Baker & Daniels, special Indiana counsel for the Company and the Holders, addressed to Parent and Acquisition Subsidiary, substantially in the form annexed hereto as Exhibit 6.01(e).
                              ---------------

        (f)     Closing  Certificates.  The Company shall have furnished  Parent
                ---------------------
and Acquisition Subsidiary with a certificate, dated as of the Closing Date and executed by the President of the Company, certifying that each of the conditions set forth in Section 6.01(a), (b) (other than with respect to representations and warranties made by the Holders), (k), (l) and (m) has been satisfied.

        (g)     Legal  Matters.  All  legal  matters  in  connection  with  this
                --------------
Agreement and the Closing hereunder shall be approved by Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for Parent and Acquisition Subsidiary; and there shall have been furnished to such counsel by the Company and the Holders such corporate and other records and information as they may reasonably have requested for such purpose.

        (h)     Financial Statements;  "Comfort" Letters. Parent and Acquisition
                ----------------------------------------
Subsidiary shall have received the following:

                (i) assurances from its auditors, D&T, that the Financial Statements referred to in Section 3.06 (or such other financial statements as the Shareholders or the Company may cause to be prepared and/or audited), as to both scope of review and periods covered, comply with the reporting requirements of Section 13 and 15 of the Exchange Act;

                (ii) from the Company's current independent certified public accountants, E&Y, (a) "comfort" letter addressed to Parent, in form and substance reasonably satisfactory to Parent and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by Section 8.04 and the Registration Rights Agreement, together with assurances from E&Y that additional "comfort" letters will be furnished as requested in connection with any other filings by Parent under the Exchange Act or the Securities Act (including any additional Registration Statements required to be filed by Parent pursuant to the Registration Rights Agreement); and

                (iii) from E&Y and the Company's former independent certified public accountants, M&P, consent letters, permitting the inclusion of the Financial Statements referred to in Section
                3.06 (or such other financial statements that the Holders or the Company may cause to be prepared and/or audited) in the initial Registration Statement, together with assurances from E&Y and M&P that additional consent letters will be furnished as requested in connection with any other filings by Parent under the Exchange Act or the Securities Act (including any additional Registration Statements required to be filed by Parent pursuant to the Registration Rights Agreement).

        (i)     Liens.  Parent and Acquisition  Subsidiary shall be satisfied or
                -----
shall have received assurances reasonably satisfactory to them that all Liens on any of the Company's assets (except those Liens, if any, set forth on Annex 6.01(i) annexed hereto and Permitted Liens) have been duly released or terminated.

        (j)     Tax  Opinion.  In the case that the Merger is a Forward  Merger,
                ------------
Parent and Acquisition Subsidiary shall have received an opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to Parent and Acquisition Subsidiary, that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

        (k)     Borrowings  Limitation.  The aggregate borrowings of the Company
                ----------------------
(which shall be calculated without taking into account checks issued by the Company and not yet deposited for collection) shall not exceed $1,000,000 as of the Closing Date.

        (l)     No Material Adverse Change. The absence, between the date hereof
                --------------------------
and the Closing Date, of any material adverse change in the business, assets, liabilities, operations, prospects, properties or condition, financial or otherwise, of the Company.

        (m)     Legal   Restraints,   Proceedings.   The   absence  of  (i)  any
                ---------------------------------
injunction, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the consummation of the transactions contemplated herein as of the Closing Date, and
(ii) any pending or threatened claims or legal proceedings as of the Closing Date which would, if adversely determined, have a material adverse effect on the transactions contemplated herein.

        (n)     Director  and  Officer  Resignations.   Parent  and  Acquisition
                ------------------------------------
Subsidiary shall have received resignations, to be effective as of the Effective Time, in form and substance satisfactory to Parent, of all officers and directors of the Company.

SECTION 6.02    Conditions to  Obligations  of the Company and the Holders.  The
                ----------------------------------------------------------
obligations of the Company and the Holders to close the transactions contemplated by this Agreement are subject to the prior fulfillment of each of the following conditions; provided, however, that the Company and the Holders may waive in writing any one or more of such conditions:

        (a)     Performance of Obligations.  Parent and  Acquisition  Subsidiary
                --------------------------
shall each have complied with and performed all the terms, covenants and conditions of this Agreement required to be complied with and performed by each on or prior to the Closing Date, and each shall have made all of the deliveries required to have been made hereunder by them on or prior to the Closing Date.

        (b)     Representations  and Warranties.  All of the representations and
                -------------------------------
warranties made by Parent and Acquisition Subsidiary contained in this Agreement shall be true and correct, in all material respects, on the Closing Date, as if made on the Closing Date.

        (c)     Consents.  All necessary approvals of Governmental  Entities and
                --------
consents of third parties to the transactions contemplated by this Agreement shall have been obtained and the applicable waiting period with respect to the Merger under the HSR Act shall have expired.

        (d)     Resolutions;  Officers.  Parent and Acquisition Subsidiary shall
                ----------------------
have delivered to the Company and the Holders (i) the resolutions of their respective Boards of Directors authorizing the execution, delivery and performance by them of this Agreement and the documents and instruments to be executed and delivered by Parent and Acquisition Subsidiary pursuant hereto, and the transactions contemplated hereby and thereby, each certified by the President of Parent and Acquisition Subsidiary, respectively, and dated the Closing Date, and (ii) the resolution of the Board of Directors of the Surviving Corporation appointing H. Coleman Davis, III as the President of the Surviving Corporation effective immediately after the Effective Time.

        (e)     Legal  Opinion.  Parent and  Acquisition  Subsidiary  shall have
                --------------
furnished the Company and the Holders with an opinion, dated the Closing Date, of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for Parent and Acquisition Subsidiary, addressed to the Company and the Shareholders, substantially in the form annexed hereto as Exhibit 6.02(e).
                       ---------------

        (f)     Closing  Certificate.  Parent and Acquisition  Subsidiary  shall
                --------------------
have furnished the Company and the Holders with a  certificate,  dated as of the

Closing Date and executed by the President of Parent and Acquisition Subsidiary, respectively, certifying that each of the conditions set forth in Section 6.02(a) and (b) has been satisfied.

        (g)     Legal  Matters.  All  legal  matters  in  connection  with  this
                --------------
Agreement and the Closing hereunder shall be approved by Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel for the Company and the Holders; and there shall be furnished to such counsel by Parent and Acquisition
Subsidiary such corporate and other records and information as they may reasonably have requested for such purposes.

        (h)     Listing.  The shares of Parent  Common  Stock or, in the case of
                -------
Parent Preferred Stock, the shares of Parent Common Stock issuable upon conversion of the Parent Preferred Stock, shall have been listed on the New York Stock Exchange subject only to official notice of issuance.

        (i)     Legal   Restraints,   Proceedings.   The   absence  of  (i)  any
                ---------------------------------
injunction, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the consummation of the transactions contemplated herein as of the Closing Date, and
(ii) any pending or threatened claims or legal proceedings as of the Closing Date which would, if adversely determined, have a material adverse effect on the transactions contemplated herein.

                                  ARTICLE VII
                                     CLOSING

SECTION 7.01    Closing Date.  Upon the terms and subject to the  conditions set
                ------------
forth in this Agreement,  the closing of the Merger (the  "Closing")  shall take
                                                           -------
place at 11:00 a.m., New York time, on the later to occur of (i) November 9, 2001 or (ii) the third (3rd) business day after the satisfaction or waiver of the conditions set forth in Article VI (other than those that by their terms cannot be satisfied until the time of Closing), at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or at such other time, date or place agreed to in writing by Parent and the Company. The date on which the Closing actually occurs is referred to herein as the "Closing Date".
     ------------

SECTION 7.02    Deliveries by the Company and the Holders.  At the Closing,  the
                -----------------------------------------
Company and the Holders shall deliver to Parent and Acquisition Subsidiary:

        (a)     The Certificate of Merger, duly executed by the Company;

        (b)     The Registration Rights Agreement, duly executed by the Holders;

        (c)     The Escrow  Agreement,  the Letter  Agreement and the Additional
Escrow   Agreement,   each  duly   executed   by  the  Holders  and  the  Holder
Representatives;

        (d)     A  non-competition  agreement,  substantially  in  the  form  of
Exhibit 7.02(d) annexed hereto,  duly executed by each of H. Coleman Davis, III,
--------------
Ronald Fenech, William Fenech, Robert Gaff, Jr., Kim Price and Tonja Lucchese (collectively, the "Non-Competition Agreements");
                    --------------------------

        (e)     The Stock Restriction Agreement, duly executed by the Holders;

        (f) A release, substantially in the form of Exhibit 7.02(f) annexed hereto, duly executed by each of the Holders (collectively, the "Holder Releases"); and

        (g) All other documents required pursuant to this Agreement, all in form and substance satisfactory to counsel for Parent and Acquisition Subsidiary, as well as any further documentation or instruments as Parent, Acquisition Subsidiary or their counsel may reasonably require to effectuate the terms of this Agreement.

SECTION 7.03    Deliveries by Parent and Acquisition Subsidiary. At the Closing,
                -----------------------------------------------
Parent and Acquisition Subsidiary shall deliver to the Holders:

        (a)     The   Certificate  of  Merger,   duly  executed  by  Acquisition
Subsidiary;

        (b) The Merger Consideration, consisting of (i) certificates representing the shares of Parent Common Stock or Parent Preferred Stock, as the case may be, and (ii) the Cash Portion, to which each Holder is entitled pursuant to Article II hereof; provided, however, that the Escrowed Funds and the Additional Escrowed Funds shall be deducted from the Merger Consideration and delivered to the Escrow Agent in accordance with Section 2.05;

        (c)     The Registration Rights Agreement, duly executed by Parent;

        (d) The Escrow Agreement, the Letter Agreement and the Additional Escrow Agreement, each duly executed by Parent and the Surviving Corporation;

        (e)     The Stock Restriction Agreement, duly executed by Parent;

        (f) In the case that the Merger is a Reverse Merger, the Certificate of Designation, duly executed by Parent; and

        (g) All other documents required pursuant to this Agreement, all in form and substance satisfactory to counsel for the Company and the Holders, as well as any further documentation or instruments as the Company, the Holders or their counsel may reasonably request to effectuate the terms of this Agreement.

SECTION 7.04    Further  Assurances.  The Holders  and Parent  each  agree,  and
                -------------------
Parent shall cause the Surviving Corporation to agree, that at any time or from time to time after the Closing Date that upon request of the other party or parties, the Holders, Parent and/or the Surviving Corporation, as the case may be, will execute, acknowledge and deliver such other and further instruments and take such other action or actions as the requesting party may reasonably request in order to effectuate the terms of this Agreement and the documents and instruments contemplated hereby.

                                  ARTICLE VIII
                         PRIVATE PLACEMENT; RESTRICTIONS
                       ON TRANSFER; REGISTRATION STATEMENT

SECTION 8.01    Securities Act  Compliance.  The issuance of Parent Common Stock
                --------------------------
or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock), as the case may be, to the Holders pursuant to
Article II herein shall be effected as a private placement pursuant to Section 4(2) of the Securities Act. In connection therewith, each Holder represents and warrants to Parent and Acquisition Subsidiary the following:

        (a) such Holder is either (i) an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D promulgated by the
                SEC) or (ii) together with such Holder's representatives and advisors, has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of acquiring the shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to Article II herein. Unless such Holder is an accredited investor, such Holder hereby confirms that none of the persons or entities serving as such Holder's representatives and advisors is an affiliate, director, officer or other employee of Parent, nor has any such representative or advisor advised such Holder that such representative or advisor has or presently contemplates having, or has had within the past two (2) years, any material relationship with Parent;

        (b) such Holder understands and agrees that the shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to
                Article II herein have not been registered under the Securities Act, or under any state securities laws, and that accordingly such shares will not be fully transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act;

        (c) such Holder acknowledges that such Holder must bear the economic risk of an investment in shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to Article II herein for an indefinite period of time since such shares will not be registered under the Securities Act as of the Closing Date and therefore cannot be sold unless such shares are subsequently registered or an exemption from registration under the Securities Act is available;

        (d) such Holder understands that the shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to Article II herein are being offered and sold pursuant to this Agreement in reliance upon federal and state exemptions for transactions not involving any public offering;

        (e) such Holder has (i) had the opportunity to meet with officers and other representatives of Parent to discuss its business, assets, liabilities, financial condition, cash flow, and operations, and (ii) received all materials, documents, and other information that such Holder deems necessary or advisable to evaluate the shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to Article II herein (including, but not limited to, the filing on Form 10-K for the fiscal year ended July 31, 2001 made by Parent with the SEC);

        (f) such Holder has made an independent examination, investigation, analysis, and evaluation of Parent and the shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to
                Article II herein, including such Holder's own estimate of the value of such shares;

        (g) the shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to Article II herein are being and will be acquired by such Holder for such Holder's own account, for investment only, not as a nominee or agent, and not with a view to or in connection with any resale or distribution thereof other than in accordance with the Securities Act and other applicable securities laws; and

        (h) such Holder has no present intention of selling, granting any participation in, or otherwise distributing the shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to
                Article II herein other than in accordance with the Securities Act and other applicable securities laws, nor does such Holder have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation with respect to such shares to such person or to any third person other than in accordance with the Securities Act and other applicable securities laws.

Each Holder covenants and agrees with Parent and Acquisition Subsidiary that such Holder will not sell, assign, transfer, pledge, hypothecate or encumber, or offer to or grant any option for or participation in, or issue any derivative security based on, or any put, call or similar arrangement with respect to, any of the shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) acquired or that may be acquired by such Holder pursuant to Article II herein (any of the foregoing, a "Disposition" or, as the context may indicate, to "Dispose"),
                                                                      -------
except in compliance with the Securities Act, any other applicable securities laws, and, if applicable, the provisions of the Registration Rights Agreement and the Stock Restriction Agreement.

SECTION 8.02    Restrictions  on Transfer.  The shares of Parent Common Stock or
                ------------------------
Parent  Preferred  Stock (or any Parent Common Stock issuable upon conversion of
Parent Preferred Stock), as the case may be, received by each of the Holders, other than the Summit Holders, pursuant to Article II hereof, shall be subject to restrictions on Disposition as set forth in a stock restriction agreement to be entered into on the Closing Date by and among Parent and each Holder, substantially in the form annexed hereto as Exhibit 8.02 (the "Stock Restriction
                                            ------------       -----------------
Agreement").  For purposes of this  Agreement,  the term "Summit  Holders" shall
---------                                                 ---------------
mean, collectively, (i) Summit Investors III, LP, a Delaware limited partnership, (ii) Summit Ventures V, LP, a Delaware limited partnership, (iii) Summit V Advisors Fund, LP, a Delaware limited partnership, (iv) Summit V
Advisors Fund (QP), LP, a Delaware limited partnership, and (v) Summit V Companion Fund, LP, a Delaware limited partnership.

SECTION 8.03    Legends.
                -------

        (a) Each certificate representing a share or shares of Parent Common Stock or Parent Preferred Stock (or any Parent Common Stock issuable upon conversion of Parent Preferred Stock) shall have stamped, printed or typed thereon the following legend to reflect the provisions of Section 8.01:

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND A CURRENT PROSPECTUS, (2) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR (3) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

        (b) In addition, each certificate issued to a Holder who is a party to the Stock Restriction Agreement shall have stamped, printed or typed thereon the legend required pursuant to the Stock Restriction Agreement.

        (c) Each certificate representing a share or shares of Parent Preferred Stock (if applicable) shall have stamped, printed or typed thereon the following legend:

                THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND EACH SERIES THEREOF AUTHORIZED TO BE ISSUED BY THE CORPORATION.

SECTION 8.04    Registration  of  Parent  Common  Stock.  Parent  shall  use its
                ---------------------------------------
reasonable best efforts to cause the shares of Parent Common Stock received by the Holders pursuant to Article II herein or any Parent Common Stock issuable upon conversion of Parent Preferred Stock, as the case may be, that are not subject to restrictions on Disposition pursuant to the Stock Restriction Agreement, to be registered for sale from time to time by the Holders on one or more shelf registration statements on Form S-3 (each, a "Registration
                                                                    ------------
Statement").  The initial  Registration  Statement  shall (i) be filed by Parent
---------
with the SEC not later than two (2) business days following the Closing, (ii) cover only those shares of Parent Common Stock or the Parent Common Stock issuable upon conversion of Parent Preferred Stock, as the case may be, received by any Holders who are not Restricted Shareholders (as defined in the Stock Restriction Agreement), and (iii) remain effective for a period of up to twelve
(12) months following the effective date thereof. Parent shall use its reasonable best efforts to cause the initial Registration Statement to be declared effective by the SEC as soon as practicable following the filing thereof. In addition, Parent will file additional Registration Statements on or about each anniversary of the Closing Date until the fifth (5th) anniversary of the Closing Date as required to permit sales of shares of Parent Common Stock or the Parent Common Stock issuable upon conversion of Parent Preferred Stock, as the case may be, received by the Restricted Shareholders to the extent such shares are not subject to restrictions on transfer pursuant to the Stock Restriction Agreement, in excess of the number of shares that may be sold by each such Restricted Shareholder without registration pursuant to Rule 144 under the Securities Act, all as more fully described in the Registration Rights Agreement. On the Closing Date, Parent and each Holder shall enter into a registration rights agreement substantially in the form annexed hereto as
Exhibit 8.04 (the "Registration Rights Agreement").
------------       -----------------------------

                                   ARTICLE IX
                            SURVIVAL; INDEMNIFICATION

SECTION 9.01    Survival Past  Closing.  Any  investigation  or  examination  by
                ----------------------
Parent or Acquisition Subsidiary of the business, properties or affairs of the Company or the Holders shall not affect the representations and warranties of the Company and the Holders herein contained, and the respective representations and warranties of the parties herein contained shall survive the Closing for a period of one (1) year (referred to herein as "General Representations"), with
                                               ------------------------
the  exception  of (i)  representations  and  warranties  of the Company and the
Principal Shareholder with respect to taxes, product liability and product recall claims and environmental matters, as set forth in Sections 3.18, 3.24 and 3.27, respectively (referred to herein as "Special Representations"), which
                                              ------------------------
shall survive the Closing for the applicable statute of limitations, and (ii) representations and warranties of each Holder as set forth in Article III.A hereof (referred to herein as "Personal Representations"), which shall survive
                               -------------------------
indefinitely.

SECTION 9.02    Indemnification  by the Holders.  The Holders  shall  indemnify,
                -------------------------------
defend and hold Parent, Acquisition Subsidiary, the Surviving Corporation and their respective officers, directors, employees, agents, subsidiaries and affiliates harmless from and against any and all liabilities, losses, damages, claims, fines, penalties, costs and expenses, including, without limitation, reasonable attorneys' and accounting fees (collectively, "Losses") incurred by
                                                            ------
Parent, Acquisition Subsidiary, the Surviving Corporation or any of their respective officers, directors, employees, agents, subsidiaries or affiliates, arising out of or resulting from (i) any breach of any representation or warranty made by the Company or the Holders contained in this Agreement or in any schedule hereto, (ii) the nonperformance of any covenant or obligation to be performed by the Company or the Holders under this Agreement, and/or (iii) any of the matters described on Annex 9.02(iii) hereto (the "Additional Matters");
                             --------------               -------------------
provided,  however,  that (x) no Holder shall be required to  indemnify  for any
--------   -------
Losses in excess of the  portion of the Merger  Consideration  received  by such

Holder, except for Losses arising out of or resulting from the breach of such Holder's Personal Representations, which shall not be limited, (y) no Holder shall be required to indemnify for any Losses arising out of or resulting from the breach of any other Holder's Personal Representations, and (z) Losses shall be reduced by any Tax Benefit resulting from or net insurance proceeds (after deducting any costs of collection) received by Parent or the Surviving Corporation in connection with the claims giving rise to indemnification hereunder. The obligations of the Holders pursuant to this Article IX shall be joint and several, to the extent of the Escrowed Funds, and otherwise shall be several among the Holders as provided in Section 9.05.

         For purposes of this Agreement, "Tax Benefit" shall mean (i) an actual reduction in taxes payable, (ii) an actual refund of taxes previously paid, or
(iii) the present value of any future refund, future credit, reduction in future taxes payable as a result of an increased net operating loss or other future reduction in an otherwise required tax payment, including in each such case any interest paid (or in the case of a future refund, payable) thereon. The present value of the amounts described in clause (iii) of the preceding sentence shall be computed (A) using the tax rate applicable to the highest level of income with respect to such tax under the applicable tax law on the date prescribed for payment of the indemnity payment (taking into account, if applicable, the character of the income which is reduced by the loss or similar item) and assuming sufficient income in all applicable tax periods to use such benefit, and (B) using as a discount rate the interest rate on such date imposed on corporate deficiencies paid within thirty (30) days of a notice of proposed deficiency under Section 6621(a) of the Code.

SECTION 9.03    Indemnification by Parent and Acquisition Subsidiary. Parent and
                ----------------------------------------------------
Acquisition Subsidiary shall jointly and severally indemnify, defend and hold the Holders and their respective affiliates harmless from and against any and all Losses incurred by any of the Holders or their affiliates arising out of or resulting from (i) any breach of any representation or warranty made by Parent or Acquisition Subsidiary contained in this Agreement, and/or (ii) the nonperformance of any covenant or obligation to be performed by Parent or Acquisition Subsidiary under this Agreement.

SECTION 9.04    Limitation on  Indemnification.  Neither the Holders pursuant to
                ------------------------------
Section 9.02 nor Parent, Acquisition Subsidiary or the Surviving Corporation pursuant to Section 9.03 shall be obligated to indemnify the other against any Losses until Parent, Acquisition Subsidiary and the Surviving Corporation, on one hand, or the Holders, on the other hand, have incurred aggregate Losses in excess of One Million Dollars ($1,000,000) (the "Basket"), except that the Basket shall not be applicable to claims for indemnification against the Holders for breaches of Special Representations, Personal Representations or Additional Matters, in which case Parent, Acquisition Subsidiary and the Surviving Corporation shall be entitled to receive the full amount of their Losses. At such time as the aggregate Losses (including Losses arising out of or resulting from Special Representations, Personal Representations or Additional Matters) incurred by Parent, Acquisition Subsidiary and the Surviving Corporation, on one hand, or Losses incurred by the Holders, on the other hand, shall exceed the Basket, such party shall be entitled to receive the full amount of its Losses (and not only that portion which is in excess of the Basket).

SECTION 9.05    Exclusive  Remedy.  The withdrawal of Escrowed Funds  (including
                -----------------
any undistributed interest earned thereon), as provided in Section 2.05(a)(iii), will be the exclusive source of satisfaction for monetary Losses subject to indemnification by the Holders pursuant to this Article IX, except for Losses arising out of or resulting from breaches of Special Representations or Personal Representations. Subject to the provisions of Section 9.02, (a) Losses arising out of or resulting from breaches of Personal Representations may, in the sole discretion of Parent, Acquisition Subsidiary and Surviving Corporation, be satisfied from any source including, but not limited to, the Escrowed Funds; (b) Losses arising out of or resulting from breaches of Special Representations shall be paid, first, from the Escrowed Funds and, thereafter, from any source, provided, however, that the maximum amount of all monetary Losses subject to
--------   -------
indemnification by the Holders pursuant to this Article IX arising out of or resulting from General Representations, Special Representations and Additional Matters (but not Personal Representations) shall not exceed Twenty Million Dollars ($20,000,000) (inclusive of the Fifteen Million Dollars ($15,000,000) deposited as Escrowed Funds, after giving effect to any withdrawal or release of Escrowed Funds pursuant to Sections 2.05(a)(i)); and (c) any liability for Losses arising out of or resulting from breaches of Special Representations or Additional Matters from sources other than Escrowed Funds shall be several among the Holders, pro rata, based on the respective portion of the Merger Consideration received by each such Holder under Sections 2.01(b)(iii) and (iv). From and after the Closing Date, the provisions of this Article IX shall be the sole and exclusive remedy for monetary damages arising out of or resulting from the breach of any representations or warranties made pursuant to Articles III, III.A or IV of this Agreement, absent fraud or intentional misrepresentation. Nothing contained in this Article IX shall limit or affect the obligations of the Holders pursuant to the Letter Agreement.

SECTION 9.06      Indemnification Procedures.
                  --------------------------

        (a)     If Parent,  Acquisition Subsidiary or the Surviving Corporation,

on one hand, or the Holders, on the other hand, shall receive notice of any matter which such party, or any of its officers, directors subsidiaries, employees, agents, subsidiaries or affiliates (any of the foregoing, an "Indemnitee"), has determined has given, or, with respect to any matters other
 ----------
than a breach of a representation or warranty set forth in Section 3.22, is reasonably likely to result in, a right of indemnification under this Agreement, the Indemnitee shall promptly give the indemnifying party (the "Indemnitor")
                                                                    ----------
written notice of such claim, stating the amount of the Losses, if known, and method of computation thereof, all with reasonable particularity and including documentary proof, if available, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that failure to so notify the Indemnitor shall not
         --------   -------
relieve the Indemnitor from any liability which it may have on account of the claim, except to the extent the Indemnitor shall have been prejudiced by such failure.

        (b) If an Indemnitee shall receive notice of any claim or proceeding initiated by a third party which is or may be subject to indemnification (each, a "Third Party Claim"), the Indemnitee shall promptly give the Indemnitor
   ------------------
written notice of such Third Party Claim; provided,  however, that failure to so
                                          --------   -------
notify the Indemnitor shall not relieve the Indemnitor from any liability which it may have on account of the Third Party Claim, except to the extent the Indemnitor shall have been prejudiced by such failure. In such event the
Indemnitee shall permit the Indemnitor, at its option, to participate in the defense of such Third Party Claim by counsel of its own choice and at its own expense. If, however, the Indemnitor acknowledges in writing its obligation to indemnify the Indemnitee hereunder against all Losses that may result from such Third Party Claim and the Indemnitee is reasonably satisfied that the Indemnitor has sufficient funds available (whether Escrowed Funds or otherwise) to pay any Losses resulting from such Third Party Claim, then the Indemnitor shall be entitled, at its option, to assume and control the defense of such claim by counsel of its own choice and at its own expense, provided that the Indemnitor
                                                   --------
and its counsel shall proceed with diligence and good faith with respect thereto. Notwithstanding the foregoing, the Indemnitee shall have the right to employ separate counsel in any Third Party Claim and the fees and expenses of such counsel shall be at the expense of such Indemnitor if: (i) the Indemnitor has failed to promptly assume the defense and employ counsel or (ii) the named parties to any such Third Party Claim (including any impleaded parties) include such Indemnitee and any Indemnitor, and such Indemnitee shall have been advised by its counsel that there is a conflict of interest between the Indemnitor and such Indemnitee with respect to such Third Party Claim or with respect to any legal defense which may be available; provided, however, that the Indemnitor
                                       --------   -------
shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any claim or proceeding.

        (c) In the event the Indemnitor exercises its right to undertake the defense of any Third Party Claim, the Indemnitee shall cooperate with the Indemnitor in such defense and make available to the Indemnitor witnesses, pertinent records, materials and information in its possession or under its control relating thereto as are reasonably requested by the Indemnitor. Similarly, in the event the Indemnitee is, directly or indirectly, conducting the defense against any Third Party Claim, the Indemnitor shall cooperate with the Indemnitee in such defense and make available to the Indemnitee witnesses, pertinent records, materials and information in its possession or under its control relating thereto as are reasonably requested by the Indemnitee. No Third Party Claim may be settled by the Indemnitor without the written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed; provided, however, that the Indemnitor may settle such Third Party Claim without
--------  -------
the consent of the Indemnitee so long as the settlement (x) includes an unconditional release of the Indemnitee, in form and substance reasonably satisfactory to the Indemnitee, from the third party claimant, (y) does not impose any liabilities or obligations on the Indemnitee, and (z) with respect to any non-monetary provision of any settlement of a claim in which Parent, Acquisition Subsidiary or the Surviving Corporation is the Indemnitee, does not impose conditions upon the Indemnitee which, in the Indemnitee's good faith judgment, could have a material adverse effect on the business, operations, assets, properties or prospects of the Indemnitee. No Third Party Claim which is being defended in good faith by the Indemnitee alone, or jointly with the Indemnitor, shall be settled by the Indemnitee without the written consent of the Indemnitor, which consent shall not be unreasonably withheld; provided,
                                                                       --------
however,  that the  Indemnitee  may settle such claim without the consent of the
-------
Indemnitor so long as the settlement (x) includes an unconditional release of the Indemnitor, in form and substance reasonably satisfactory to the Indemnitor, from the claim by the Indemnitee and the third party claimant and (y) does not impose any liabilities or obligations on the Indemnitor.

                                   ARTICLE X
                            TERMINATION OF AGREEMENT

SECTION 10.01   Events of Termination. This Agreement may be terminated, and the
                ---------------------
transactions contemplated hereby may be abandoned, at any time prior to the Closing Date:

                (i) by the mutual consent of the Boards of Directors of the Company, Parent and Acquisition Subsidiary;

                (ii) by either Parent or Acquisition Subsidiary, if the Company or any of the Holders breaches any of their respective representations, warranties, covenants or agreements contained in this Agreement;

                (iii) by the Company, if Parent or Acquisition Subsidiary breaches any of their respective representations, warranties, covenants or agreements contained in this Agreement;

                (iv) by either Parent or Acquisition Subsidiary, on the one hand, or the Company, on the other hand, if any of the conditions to such party's obligations to close the transactions contemplated by this Agreement is not satisfied (or waived in writing by such party) on or prior to November 30, 2001 (the "Outside Date"); provided, however, that if any of such
                 -------------     --------    -------
                conditions is not satisfied as a result of the breach by any party of its representations, warranties, covenants or agreements contained in this Agreement, then the party responsible for such breach shall not have the right to terminate this Agreement pursuant to this clause (iv);

                (v) by either Parent or Acquisition Subsidiary, on the one hand, or the Company, on the other hand, if the Closing has not occurred on or prior to the Outside Date; provided, however,
                                                             --------   -------
                that if the Closing has not occurred on or prior to the Outside Date as a result of the breach by any party of its representations, warranties, covenants or agreements contained in this Agreement, then the party responsible for such breach shall not have the right to terminate this Agreement pursuant to this clause (v); or

                (vi) by either Parent or Acquisition Subsidiary, on the one hand, or the Company, on the other hand, if any of the following shall occur: (i) any suspension or limitation of trading in securities generally on the New York Stock Exchange lasting for more than twenty-four (24) hours, (ii) any banking moratorium declared by U.S. Federal or New York authorities, or (iii) any outbreak or escalation of major hostilities in which the United States is involved or any other substantial national or international calamity or emergency.

SECTION 10.02   Effect of  Termination.  In the event that  either  party  shall
                ----------------------
elect to terminate this Agreement pursuant to any provision contained herein expressly giving such party the right to terminate this Agreement, this Agreement shall forthwith terminate and have no further effect, and neither party shall have any further obligation or liability (except with respect to those provisions hereof which expressly survive any termination of this Agreement). Notwithstanding the foregoing, the termination of this Agreement pursuant to any provision hereof shall not relieve any party of any liability for a breach of any representation or warranty, or nonperformance of any covenant or obligation hereunder, and any such termination shall not be deemed to be a waiver of any available remedy for any such breach or nonperformance.

                                   ARTICLE XI
                                  FINDER'S FEES

        The Company and the Holders, on the one hand, and Parent and Acquisition Subsidiary, on the other hand, represent and warrant to each other that they respectively have had no dealings with any finder, broker, financial advisor or investment banker in connection with the transactions contemplated by this Agreement, other than Barrington Associates ("Barrington"), which has been
                                                   ----------
engaged pursuant to separate agreement by the Company and the Holders and whose compensation will be paid in accordance with Section 13.01(b) hereof. The Holders will indemnify and hold Parent and Acquisition Subsidiary harmless from and against any and all liabilities (including but not limited to reasonable attorneys' fees) to which either may be subjected by reason of (i) any compensation or amounts due or to become due to Barrington (including any Losses relating to or arising out of that certain engagement letter dated July 26, 2001 between Barrington and the Company or that certain termination agreement of even date herewith between Barrington and the Company), or (ii) any other finder's, broker's, financial advisor's, investment banker's or similar fee or commission with respect to the transactions contemplated by this Agreement to the extent such fee is attributable to any action undertaken by the Holders or the Company; provided, however, any liabilities arising out of or resulting from the
--------   -------
foregoing may, in the sole discretion of Parent, Acquisition Subsidiary and the Surviving Corporation, be satisfied from any source including, but not limited to, the Escrowed Funds; and provided, further, that the liability of the Holders
                            --------  -------
for such liabilities from the Escrowed Funds shall be joint and several, and otherwise shall be several among the Holders, pro rata, based on the respective
                                               --- ----
portion of Merger Consideration received by each such Holder under Sections 2.01(b)(iii) and (iv). Parent and Acquisition Subsidiary will jointly and severally indemnify and hold the Holders harmless from and against any and all liabilities (including but not limited to reasonable attorneys' fees) to which any of them may be subjected by reason of any finder's, broker's, financial advisor's, investment banker's or similar fee or commission with respect to the transactions contemplated by this Agreement to the extent such fee is attributable to any action undertaken by Parent or Acquisition Subsidiary. The provisions of this Article XI shall survive any termination of this Agreement.

                                  ARTICLE XII
                                     NOTICES

        Any notice required or permitted to be given by any party under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, on the next business day after delivery to a nationally recognized overnight courier service, when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next business day, or five days after deposit with the United

States Post Office, by registered or certified mail, postage prepaid, and addressed to the party to be notified at the address or facsimile number indicated below for such party, or at such other address as such party may designate upon written notice to the other parties (except that notice of change of address shall be deemed given upon receipt). Telephone numbers and e-mail addresses are provided herein for convenience only, and communications by such means shall not constitute effective notice hereunder.

                  (a)      In the case of Parent or Acquisition Subsidiary:

                           Thor Industries, Inc.
                           419 West Pike Street
                           Jackson Center, Ohio  45334
                           Attn:  President
                           Facsimile:  937-596-6539
                           Telephone:  937-596-6849

                           With a copy to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, New York  10022
                           Attn:    Alan Siegel
                                    Steven H. Scheinman
                           Facsimile:  212-872-1002
                           Telephone:  212-872-1000
                           E-mail:    asiegel@akingump.com
                                      sscheinman@akingump.com

                  (b)      In the case of the Company:

                           Keystone RV Company
                           17400 Hackberry Drive
                           Goshen, Indiana  46526
                           Attn:  President
                           Facsimile:  219-642-3281
                           Telephone:  219-642-1508
                           E-mail:  coled@keystonerv.com

                           With a copy to:

                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, Massachusetts  02110
                           Attn:  James Westra, Esq.
                                  Marilyn French, Esq.
                           Facsimile:  617-951-1295
                           Telephone:  617-951-6600
                           E-mail:  jxw@hutch.com
                                    mxf@hutch.com

                  (c)      In the  case of the  Holders,  to each of the  Holder
Representatives:

                           H. Coleman Davis, III
                           c/o Keystone RV Company
                           17400 Hackberry Drive
                           Goshen, Indiana  46526
                           Facsimile:  219-642-3281
                           Telephone:  219-642-1508
                           E-mail:  coled@keystonerv.com

                           and

                           Joseph F. Trustey
                           c/o Summit Partners
                           600 Atlantic Avenue
                           Suite 2800
                           Boston, MA  02210
                           Facsimile:  617-824-1100
                           Telephone:  617-824-1000
                           E-mail:  jtrustey@summitpartners.com

                           In each case, with a copy to:

                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, Massachusetts  02110
                           Attn:  James Westra, Esq.
                                  Marilyn French, Esq.
                           Facsimile:  617-951-1295
                           Telephone:  617-951-6600
                           E-mail:  jxw@hutch.com
                                    mxf@hutch.com

                                  ARTICLE XIII
                                  MISCELLANEOUS

SECTION 13.01   Expenses.
                --------

        (a) Irrespective of whether the Closing is effected, and except as otherwise expressly provided herein, Parent and Acquisition Subsidiary shall pay all costs and expenses that they incur, and the Holders shall pay all costs and expenses that the Company or the Holders incur, including, but not limited to, legal, accounting, financial advisory and investment banking fees and expenses, with respect to the negotiation and execution of this Agreement and any other documents or instruments to be executed and delivered pursuant hereto, and the performance of any covenants to be performed by such party and satisfaction of any conditions to be satisfied by such party which are contained herein or therein. The provisions of this Section 13.01 shall survive any termination of this Agreement.

        (b) Notwithstanding Section 13.01(a), upon the Closing, Parent and Acquisition Subsidiary shall pay, on behalf of the Company and the Holders, (i) all fees and expenses incurred by the Company and the Holders described in
Section 13.01(a) above, directly to the Company's and Holder's counsel, investment banker and accountants as set forth in a disbursement instruction letter to be delivered by the Company to Parent no later than two (2) business days prior to the Closing Date, and (ii) any fees payable on or before the Closing Date by the Holders to the Escrow Agent pursuant to the Escrow Agreement and the Additional Escrow Agreement. Not later than two (2) business days prior to the Closing Date, the Holder Representatives shall cause (x) Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel to the Company and the Holders, to deliver a letter to Parent indicating the final amount of legal fees owed it with wire payment instructions, and (y) Barrington, the investment banker for the Company, to deliver a letter to Parent indicating the final amount of investment banking fees owed to it with wire payment instructions, and
(z) E&Y, the accountants for the Company, to deliver a letter to Parent indicating the accounting fees owed to it. All payments by Parent or Acquisition Subsidiary of fees and expenses pursuant to this Section 13.01(b) are referred to herein collectively as "Company Expense Payments".
                           ------------------------

        (c) In the event that any costs or expenses of the Company or the Holders are not paid by the Holders pursuant to Section 13.01(a) or by Parent or Acquisition Subsidiary pursuant to Section 13.01(b) and, instead, are payable by the Company (or the Surviving Corporation) following the Closing, such costs and expenses shall be accrued and reserved on the Estimated Closing Balance Sheet and the Audited Closing Balance Sheet for purposes of Section 2.04.

SECTION 13.02   Entire Agreement. This Agreement, together with the Exhibits and
                ----------------
Schedules annexed hereto, and the documents and instruments to be executed and delivered pursuant hereto, constitutes the entire understanding and agreement by and among the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings among such parties with respect to the subject matter hereof.

SECTION 13.03   Amendments  and  Waivers.  Any  term  of this  Agreement  may be
                ------------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing and signed by the party against whom such amendment or waiver is sought to be enforced; provided, however, that
                                                         --------  -------
any such amendment or waiver signed by the Holder Representatives shall be binding on all of the Holders as provided in Section 13.15. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party hereto, to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by any party hereto, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.



SECTION 13.04   Successors and Assigns.  Acquisition  Subsidiary  shall have the
                ----------------------
right to assign this Agreement and its rights and obligations hereunder to any wholly-owned subsidiary of Parent. Except as provided in the preceding sentence, neither this Agreement nor any rights hereunder may be assigned by any party without the prior written consent of the other parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 13.05   Governing Law. This Agreement, including the validity hereof and
                -------------
the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

SECTION 13.06   Severability.  If any provisions of this Agreement as applied to
                ------------
any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

SECTION 13.07   No Third-Party Beneficiaries. Nothing in this Agreement, express
                ----------------------------
or implied, shall create or confer on any person other than the parties or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities, except as expressly provided in Article IX hereof.

SECTION 13.08   Attorneys'  Fees. If any action at law or in equity is necessary
                ----------------
to enforce or interpret the terms of this Agreement or any other document or instrument to be executed or delivered pursuant hereto, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

SECTION 13.09   Remedies.  In  case  any one or  more  of the  covenants  and/or
                --------
agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may, except as may otherwise be expressly provided in this Agreement, proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof. From and after the Closing Date, the provisions contained in
Article IX herein shall be the sole and exclusive remedy for monetary damages arising out of or resulting from the breach of any representations or warranties made pursuant to Articles III, III.A or IV of this Agreement, absent fraud or intentional misrepresentation.

SECTION 13.10   Consent to Jurisdiction and Service of Process. Each Holder, for
                ----------------------------------------------
itself, its personal representatives, legatees, heirs and assigns, hereby consents to the personal jurisdiction of the courts of the County and State of New York and of the United States District Court for the Southern District of New York, each as may have competent jurisdiction, with respect to any dispute or controversy arising under or in connection with this Agreement and agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other form of substituted service to the Holder Representatives, as provided by Section 13.15(a), at the addresses and with copies as provided in Article XII and that any actions therein may be consolidated in a single action. Each Holder also agrees not to bring any dispute or controversy arising under or in connection with this Agreement in any other court. Each Holder waives any defense of inconvenient forum to the maintenance of any dispute or controversy so brought and waives any bond, surety, or other security that may be required of any other party hereto with respect such dispute or controversy. Nothing contained herein shall be deemed to prevent Parent, Acquisition Subsidiary or the Surviving Corporation from effecting service of process upon any Holder in any other manner permitted by law or from commencing any action in any court having competent jurisdiction.

SECTION 13.11   Counterparts.  This  Agreement  may be  executed  in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

SECTION 13.12   Certain References;  Captions. Whenever the context may require,
                -----------------------------
any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The terms "herein", "hereof" or "hereunder" or similar terms as used in this Agreement refer to this entire Agreement and not to the particular provision in which the term is used. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Unless otherwise stated, all references herein to Articles, Sections, subsections or other provisions are references to Articles, Sections, subsections or other provisions of this Agreement. All references to the term "business day" shall mean any day on which banks in New York or Indiana are not required or permitted to be closed.

SECTION 13.13   Interpretation.  This Agreement shall be construed reasonably to
                --------------
carry out its intent without presumption against or in favor of either party.

SECTION 13.14   Guaranty  by  Parent.  By its  signature  below,  Parent  hereby
                --------------------
guarantees the obligations of Acquisition Subsidiary pursuant to this Agreement.

SECTION 13.15   Holder Representatives.
                ----------------------

        (a) Each of the Holders hereby appoints and designates the Holder Representatives, acting jointly, and not individually, to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by the Holders (including, without limitation, the execution and delivery of any waivers, consents, approvals, extensions, amendments and other agreements, the giving and receipt of notices, the resolution of disputes and any matters or proceedings referred to in Article IX hereof) and hereby acknowledges that the Holder Representatives shall be the only persons authorized to take any action so required, authorized or contemplated by this Agreement by any Holder. Each Holder further designates and appoints each of the Holder Representatives as its agent for service of process with respect to any disputes regarding or arising out of this Agreement or any of the transactions contemplated hereby.

        (b) Each Holder acknowledges and agrees that the appointment and designation contemplated by this Section 13.15 shall be coupled with an interest and shall survive the death or mental or physical incapacity of such Holder and that each Holder shall severally indemnify the Holder Representatives and hold each harmless against any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Holder Representatives and arising out of or in connection with the acceptance or administration of their duties hereunder.

        (c) Each Holder acknowledges and agrees that the Holder Representatives shall be entitled to rely on the opinion of counsel and that upon such reliance on counsel the Holder Representatives shall have performed their duties in good faith.

        (d) Each Holder hereby authorizes the other parties hereto to disregard any notice or other action taken by any Holder pursuant to this Agreement except for the Holder Representatives. The other parties hereto are and will be entitled to rely on any action so taken, or any notice given, by the Holder Representatives and are and will be entitled and authorized to give notices only to the Holder Representatives in lieu of any notice contemplated by this Agreement to be given to any Holder.

        (e) The appointment and designation of the Holder Representatives pursuant to this Section 13.15 shall be irrevocable except in the event of (i) the termination or resignation from the Summit Holders by, or the death or physical or mental incapacity of, Joseph F. Trustey, in which event the Summit Holders shall promptly (x) designate his successor and (y) deliver written notice to the other parties hereto of such designation, or (ii) the death or physical or mental incapacity of H. Coleman Davis III, in which event the Holders (other than the Summit Holders) who have received a majority of the Merger Consideration delivered hereunder (including the Escrowed Funds) shall promptly (x) designate his successor and (y) deliver written notice to the other parties hereto of such designation; provided, however, that in the event that a
                                     --------  -------
successor is not appointed and designated pursuant to clause (i) or (ii) within fifteen (15) days after the event giving rise to the need to designate a successor (or any shorter time as required to permit Parent or the Surviving Corporation to give any notice or preserve, enforce or exercise any rights or remedies under this Agreement that must be given, preserved, enforced or exercised within such shorter time period), Parent and the Surviving Corporation may, in their sole discretion, elect to treat the other of the Holder Representatives, notwithstanding the joint appointment and designation set forth in Section 13.15(a), as the sole Holder Representative for such purpose, and if, at any time, no Holder Representative is properly designated pursuant hereto, Parent and the Surviving Corporation may, in their sole discretion, elect to treat any Holder as the sole Holder Representative for such purpose.

SECTION 13.16   Knowledge.  As used in this Agreement,  the term "knowledge" (or
                ---------
words of similar import) means, with respect to (i) the Company, the actual knowledge of each of the Holders, (ii) Parent and Acquisition Subsidiary, the actual knowledge of its Chairman, Vice Chairman and Chief Financial Officer and
(iii) each Holder, the actual knowledge of such Holder, in each case after due and reasonable inquiry, which, in the case of clauses (i) and (ii) above, shall consist of due and reasonable inquiry of those officers and Holders of the Company or of those officers of Parent and Acquisition Subsidiary, as the case may be, who would normally be expected to have knowledge of the truth or completeness of the representation or warranty in question.

SECTION 13.17   Material  Adverse Effect.  As used in this  Agreement,  the term
                ------------------------
"Material  Adverse Effect" means,  with respect to the Company,  any breach of a
 ------------------------
representation or warranty hereunder or a covenant to be performed by the Company or the Holders the effect of which may be to (x) impede or impair the operation of the Business in the ordinary course consistent with past practice or (y) cause the Company (or the Surviving Corporation) to pay or become liable to pay more than $10,000 to remedy any single such event, violation, breach, default or termination (as the case may be) or more than $25,000 in the aggregate for all such events, violations, breaches, or defaults or terminations (as the case may be).

SECTION 13.18   Company Director and Officer Indemnification. From and after the
                --------------------------------------------
Effective Time, Parent will cause the Surviving Corporation to indemnify and hold harmless each director and officer of the Company who are signatories to this Agreement against any liability and reasonable expense incurred in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to (but only to the extent set forth on
Schedule 3.21 hereto),  at or after the  Effective  Time, to the fullest  extent
-------------
that the Company would have been permitted under Indiana law and the Company's Restated Articles of Incorporation or By-laws in effect on the date hereof to indemnify any such person; provided, however, that no such person shall be
                              --------   -------
entitled to such indemnification in connection with any such claim, action, suit, proceeding or investigation relating to the matter described in Schedule 3.02(a) hereto (and, by their signature below, each director or officer of the Company executing this Agreement hereby acknowledges that he shall not be entitled to such indemnification).

SECTION 13.19   Defined Terms.  The following terms used in this Agreement shall
                -------------
have the meanings set forth in the corresponding Sections or subsections of this
Agreement:

"Acquisition Subsidiary"                                  Heading Paragraph
"Additional Escrow Agreement"                             Section 2.05(b)

"Additional Escrowed Funds"                               Section 2.05(b)
"Additional Matters"                                      Section 9.02
"Adjusted Cash/Stock Ratio"                               Section 2.01(b)
"Agreement"                                               Heading Paragraph
"Audited Closing Balance Sheet"                           Section 2.04(a)(ii)
"Audited Statements"                                      Section 3.06
"Barrington"                                              Article XI
"Basket"                                                  Section 9.04
"Business"                                                Whereas Clause 1
"Cash Portion"                                            Section 2.01(a)(i)
"Cash/Stock Ratio"                                        Section 2.01(a)
"Certificate"                                             Section 2.03(a)
"Certificate of Designation"                              Section 2.01(a)(ii)(B)
"Certificate of Merger"                                   Section 1.02
"Closing"                                                 Section 7.01
"Closing Date"                                            Section 7.01
"Closing Stock Price"                                     Section 1.01(a)
"Code"                                                    Whereas Clause 4
"Common Stock Stated Value"                               Section 2.01(a)(ii)(A)
"Commonly Controlled Entity"                              Section 3.19(c)
"Company"                                                 Heading Paragraph
"Company Benefit Plans"                                   Section 3.19(c)
"Company Common Stock"                                    Whereas Clause 2
"Company Convertible Preferred Stock"                     Whereas Clause 2
"Company Expense Payments"                                Section 13.01(b)
"Company Non-Compete"                                     Section 3.09(c)
"Company Non-Voting Common Stock"                         Section 3.02
"Company Preferred Stock"                                 Whereas Clause 2
"Company Redeemable Preferred Stock"                      Whereas Clause 2
"Company Stock Option"                                    Whereas Clause 2
"Company's Agreements"                                    Section 3.09
"D&T"                                                     Section 2.04(a)(ii)
"Damon"                                                   Section 3.09(c)
"Damon Non-Compete"                                       Section 3.09(c)
"Damon Purchase Agreement"                                Section 3.09(c)
"DGCL"                                                    Section 1.01
"Disclosure Schedule"                                     Article III
"Disposition" (or "Dispose")                              Section 8.01
"E&Y"                                                     Section 2.04(a)(iv)
"Effective Time"                                          Section 1.02
"Environmental Claims"                                    Section 3.27(f)(i)
"Environmental Laws"                                      Section 3.27(f)(ii)
"Environmental Permits"                                   Section 3.27(f)(iii)
"ERISA"                                                   Section 3.19(c)
"Escrow Agent"                                            Section 2.05(a)
"Escrow Agreement"                                        Section 2.05(a)

"Escrow Agreements"                                       Section 2.05(b)
"Escrowed Funds"                                          Section 2.05(a)
"Estimated Closing Balance Sheet"                         Section 2.04(a)(i)
"Exchange Act"                                            Section 3.05(a)
"Financial Statements"                                    Section 3.06
"Forward Merger"                                          Section 1.01(a)
"Forward Merger Surviving Corporation"                    Section 1.01(a)
"GAAP"                                                    Section 2.04(a)
"General Representations"                                 Section 9.01
"Governmental Entity"                                     Section 3.05(a)
"Hazardous Materials"                                     Section 3.27(f)(iv)
"Holders"                                                 Heading Paragraph
"Holder Releases"                                         Section 7.02(f)
"Holder Representative"                                   Heading Paragraph
"Holder Representatives"                                  Heading Paragraph
"HSR Act"                                                 Section 3.05(a)
"IBCL"                                                    Section 1.01
"Indemnitee"                                              Section 9.06(a)
"Indemnitor"                                              Section 9.06(a)
"Independent Firm"                                        Section 2.04(a)(iv)
"Intellectual Property Rights"                            Section 3.14
"IRS"                                                     Section 3.19(c)(i)
"Key Employee"                                            Section 3.19(a)
"knowledge"                                               Section 13.16
"Leased Real Property"                                    Section 3.10(b)
"Letter Agreement"                                        Section 2.05(b)
"Licenses"                                                Section 3.15
"Liens"                                                   Section 3.05(b)
"Losses"                                                  Section 9.02
"M&P"                                                     Section 3.06
"Material Adverse Effect"                                 Section 13.17
"Merger"                                                  Section 1.01
"Merger Consideration Per Common Share"                   Section 2.01(b)(iii)
"Merger Consideration"                                    Section 2.01(a)
"NHTSA"                                                   Section 3.23
"Non-Competition Agreements"                              Section 7.02(d)
"Objection Notice"                                        Section 2.04(a)(iii)
"Open Purchase Orders"                                    Section 3.09(b)
"Optionholders"                                           Heading Paragraph
"Outside Date"                                            Section 10.01(iv)
"Owned Real Property"                                     Section 3.10(a)
"Parent"                                                  Heading Paragraph
"Parent Common Stock"                                     Whereas Clause 2
"Parent Preferred Stock"                                  Whereas Clause 2
"PCBs"                                                    Section 3.27(e)
"Permitted Liens"                                         Section 3.05(b)

"Personal Representations"                                Section 9.01
"Preferred Stock Stated Value"                            Section 2.01(a)(ii)(B)
"Principal Shareholder"                                   Article III
"Product"                                                 Whereas Clause 1
"Real Property"                                           Section 3.10(c)
"Real Property Leases"                                    Section 3.10(b)
"Registration Rights Agreement"                           Section 8.04
"Registration Statement"                                  Section 8.04
"Release"                                                 Section 3.27(f)(v)
"Reverse Merger"                                          Section 1.01(b)
"Reverse Merger Surviving Corporation"                    Section 1.01(b)
"SEC"                                                     Section 4.07
"SEC Reports"                                             Section 4.07
"Securities Act"                                          Section 3.05(a)
"Shareholder Equity"                                      Section 2.04(a)
"Shareholders"                                            Heading Paragraph
"Special Representations"                                 Section 9.01
"Stock Portion"                                           Section 2.01(a)(ii)
"Stock Restriction Agreement"                             Section 8.02
"Summit Holders"                                          Section 8.02
"Surviving Corporation"                                   Section 1.01
"Tax Benefit"                                             Section 9.02
"tax return"                                              Section 3.18(f)
"taxes"                                                   Section 3.18(f)
"Third Party Claim"                                       Section 9.06(b)
"Unaudited Statements"                                    Section 3.06

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ACQUISITION SUBSIDIARY:                        THOR ACQUISITION CORP.


                                               By: /s/ Wade F. B. Thompson
                                                   -----------------------------
                                                   Name:  Wade F. B. Thompson
                                                   Title: President


PARENT:                                        THOR INDUSTRIES, INC.


                                               By: /s/ Wade F. B. Thompson
                                                   -----------------------------
                                                   Name:  Wade F. B. Thompson
                                                   Title: President


COMPANY:                                      KEYSTONE RV COMPANY


                                              By: /s/ H. Coleman Davis, III
                                                  ------------------------------
                                                   Name:  H. Coleman Davis, III
                                                   Title: President


SHAREHOLDERS:                                 SUMMIT INVESTORS III, L.P.


                                              By: /s/ Joseph F. Trustey
                                                  -----------------------------
                                                  Name:   Joseph F. Trustey
                                                  Title:  General Partner

                                               SUMMIT VENTURES V, L.P.

                                               By:  Summit Partners V, L.P.
                                                    Its General Partner


                                               By:  Summit Partners, LLC
                                                    Its General Partner


                                               By: /s/ Joseph F. Trustey
                                                   -----------------------------
                                                   Name:  Joseph F. Trustey
                                                   Title: Member


                                                SUMMIT V ADVISORS FUND, L.P.

                                                By:  Summit Partners, LLC
                                                     Its General Partner


                                                By: /s/ Joseph F. Trustey
                                                    ----------------------------
                                                    Name:  Joseph F. Trustey
                                                    Title: Member


                                               SUMMIT V ADVISORS FUND (QP), L.P.

                                               By:  Summit Partners LLC
                                                       Its General Partner

                                               By:  /s/ Joseph F. Trustey
                                                    ----------------------------
                                                    Name:  Joseph F. Trustey
                                                    Title: Member

                                               SUMMIT V COMPANION FUND, L.P.

                                               By:  Summit Partners V, L.P.
                                                    Its General Partner

                                               By:  Summit Partners, LLC
                                                    Its General Partner


                                               By: /s/ Joseph F. Trustey
                                                   -----------------------------
                                                   Name:  Joseph F. Trustey
                                                   Title: Member


                                               /s/ H. Coleman Davis, III
                                               ---------------------------------
                                               H. Coleman Davis, III


                                               /s/ Robert E. Gaff, Jr.
                                               ---------------------------------
                                               Robert E. Gaff, Jr.


                                               /s/ William C. Fenech
                                               ---------------------------------
                                               William C. Fenech


                                               /s/ Ronald J. Fenech
                                               ---------------------------------
                                               Ronald J. Fenech


                                               /s/ Tonja Lucchese
                                               ---------------------------------
                                               Tonja Lucchese


                                               /s/ Kim M. Price
                                               ---------------------------------
                                               Kim M. Price


                                               /s/ Douglas Rheinheimer
                                               ---------------------------------
                                               Douglas Rheinheimer

OPTIONHOLDERS:                                 /s/ James R. Brotherson
                                               ---------------------------------
                                               James R. Brotherson


                                               /s/ Donald J. Clark
                                               ---------------------------------
                                               Donald J. Clark


                                               /s/ H. Coleman Davis, III
                                               ---------------------------------
                                               H. Coleman Davis, III

        Each  of  the  undersigned  hereby   acknowledges  his  appointment  and
designation as a Holder Representative and his willingness to fulfill the duties of a Holder Representative as contemplated by this Agreement


HOLDER REPRESENTATIVES


/s/ H. Coleman Davis, III
-------------------------
H. Coleman Davis, III

/s/ Joseph F. Trustey
---------------------
Joseph F. Trustey


        Each of the undersigned hereby acknowledges and agrees to the provisions of Section 13.18 hereof.



/s/ H. Coleman Davis, III
-------------------------
H. Coleman Davis, III

/s/ Joseph F. Trustey
---------------------
Joseph F. Trustey


/s/ James R. Brotherson
-----------------------
James R. Brotherson


/s/ Kim M. Price
----------------
Kim M. Price